As filed with the Securities and Exchange Commission on February 28, 2002.

                              File No. 333-73738
                                File No. 811-8260

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |_|
                       Pre-Effective Amendment No.    |_|
                        Post-Effective Amendment No. 12 |X|

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |_|
                              Amendment No. 12 |X|

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                                2000 Heritage Way
                               Waverly, Iowa 50677
              (Address of Depositor's Principal Executive Offices)
                  Depositor's Telephone Number: (319) 352-4090

                           Kevin S. Thompson, Esquire
                       CUNA Mutual Life Insurance Company
                             5910 Mineral Point Road
                                Madison, WI 53705
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

|_| immediately upon filing pursuant to paragraph (b) of Rule 485
|X| on May 1, 2002 pursuant to paragraph (b) of Rule 485
|_| 60 days after filing pursuant to paragraph (a)(i) of Rule 485
|_| on pursuant to paragraph (a)(i) of Rule 485

The index to attached exhibits is found following the signature pages.

CUNA MUTUAL LIFE INSURANCE COMPANY                                    PROSPECTUS
2000 Heritage Way, Waverly, Iowa  50677-9202
(319) 352-4090        (800) 798-5500                                 May 1, 2002

This Prospectus describes the individual flexible premium deferred variable annuity contract ("Contract") being offered by CUNA Mutual Life Insurance Company ("Company"). Please read it carefully and keep it for future reference. The Company may sell the Contract to individuals, or to or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Internal Revenue Code of 1986, as amended ("Code").

The Owner ("you") may allocate purchase payments and Contract Values to either:
(1) one or more of the Subaccounts of the CUNA Mutual Life Variable Annuity Account ("Variable Account"), or (2) to the Guaranteed Interest Option, or (3) to both. The investment performance of the mutual fund portfolios underlying the Subaccounts you select will affect the Contract value to the Annuity Date, except for amounts you invest in the Guaranteed Interest Option and will affect the size of variable annuity payments after the annuity date. You bear the entire investment risk on any amounts you allocate to the Variable Account.

Each Subaccount of the Variable Account invests solely in a corresponding portfolio of one of the following Funds:

                                Ultra Series Fund
     Money Market Fund                           Growth and Income Stock Fund
     Bond Fund                                   Capital Appreciation Stock Fund
     Balanced Fund                               Mid-Cap Stock Fund

                    T. Rowe Price International Series, Inc.
                   T. Rowe Price International Stock Portfolio

        MFS(R)Variable Insurance TrustSM ("MFS Variable Insurance Trust")
       MFS(R)Global Governments SeriesSM ("MFS Global Governments Series")
         MFS(R)Emerging Growth Series SM ("MFS Emerging Growth Series")

                       Oppenheimer Variable Account Funds
                         Oppenheimer High Income Fund/VA

                   Templeton Variable Insurance Products Trust
              Templeton Developing Markets Securities Fund: Class 2


Inside this Prospectus, you will find basic information about the Contract and the Variable Account that you should know before investing. The Statement of Additional Information ("SAI") contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference. You may obtain a copy of the SAI dated May 1, 2002, free of charge by contacting the Company at the address or telephone number shown above. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI material incorporated by reference and other information.


This Prospectus must be accompanied by a current prospectus for the Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, and Templeton Variable Insurance Products Trust.

Investment in a variable annuity contract is subject to risks, including the possible loss of principal. Unlike credit union and bank accounts, Contract Value invested in the Variable Account is not insured. Variable Contract Value is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                Table of Contents

DEFINITIONS.............................................................1
EXPENSE TABLES..........................................................3
FINANCIAL HIGHLIGHTS....................................................5
SUMMARY.................................................................8
   The Contract.........................................................8
   Charges and Deductions...............................................9
   Annuity Provisions...................................................9
   Federal Tax Status...................................................9
CUNA MUTUAL LIFE INSURANCE COMPANY,....................................10
THE CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT, AND.....................10
THE UNDERLYING FUNDS...................................................10
     CUNA Mutual Life Insurance Company................................10
     CUNA Mutual Life Variable Annuity Account.........................11
     The Underlying Funds..............................................11
   The Ultra Series Fund...............................................11
     MFS Variable Insurance Trust......................................12
     Oppenheimer Variable Account Funds................................12
     T. Rowe Price International Series, Inc...........................12
     Franklin Templeton Variable Insurance Products Trust..............12
     Availability of the Funds.........................................13
     Resolving Material Conflicts......................................13
     Addition, Deletion, or Substitution of Investments................13
DESCRIPTION OF THE CONTRACT............................................14
     Issuance of a Contract............................................14
     Purchase Payments.................................................14
     Right to Examine..................................................15
     Allocation of Purchase Payments...................................16
     Variable Contract Value...........................................16
     Transfer Privileges...............................................17
     Surrenders and Partial Withdrawals................................19
     Contract Loans....................................................20
     Death Benefit Before the Annuity Date.............................21
     Death Benefit After the Annuity Date..............................22
     Annuity Payments on the Annuity Date..............................22
     Payments..........................................................23
     Modification......................................................23
     Reports to Owners.................................................23
     Inquiries.........................................................23
THE GUARANTEED INTEREST OPTION.........................................24
     Category 1........................................................24
   Guaranteed Interest Option Value....................................24
   Guarantee Periods...................................................25
   Net Purchase Payment Preservation Program...........................25
   Interest Adjustment.................................................25
     Category 2........................................................26
   Guaranteed Interest Option Value....................................27
   Guarantee Periods...................................................27
   Net Purchase Payment Preservation Program...........................28
     Category 3........................................................28
CHARGES AND DEDUCTIONS.................................................28
     Surrender Charge (Contingent Deferred Sales Charge)...............28
     Annual Contract Fee...............................................29
     Asset-Based Administration Charge.................................29
     Transfer Processing Fee...........................................29
     Lost Contract Request.............................................30
     Mortality and Expense Risk Charge.................................30
     Fund Expenses.....................................................30
     Premium Taxes.....................................................30
     Other Taxes.......................................................31
ANNUITY PAYMENT OPTIONS................................................31
     Election of Annuity Payment Options...............................31
     Fixed Annuity Payments............................................31
     Variable Annuity Payments.........................................31
     Description of Annuity Payment Options............................32
YIELDS AND TOTAL RETURNS...............................................33
FEDERAL TAX MATTERS....................................................35
     Introduction......................................................35
     Tax Status of the Contract........................................35
     Taxation of Annuities.............................................36
     Transfers, Assignments, or Exchanges of a Contract................38
     Withholding.......................................................38
     Multiple Contracts................................................38
     Taxation of Qualified Plans.......................................38
     Possible Charge for the Company's Taxes...........................40
     Other Tax Consequences............................................40
DISTRIBUTION OF THE CONTRACTS..........................................40
LEGAL PROCEEDINGS......................................................40
VOTING RIGHTS..........................................................41
COMPANY HOLIDAYS.......................................................41
FINANCIAL STATEMENTS...................................................42

                                   DEFINITIONS

Accumulation Unit          A unit of measure used to calculate Variable Contract
                           Value.

Adjusted Contract Value    The Contract Value less applicable premium tax not
                           yet deducted, less a pro-rated portion of the annual
                           Contract fee, plus or minus any applicable interest adjustment, and (for annuity option 1) less any applicable surrender charges as of the Annuity Date.

Annuitant                  The person or persons whose life(or lives) determines
                           the annuity payment benefits payable under the Contract and whose death determines the death benefit. The maximum number of joint Annuitants is two and provisions referring to the death of an Annuitant mean the death of the last surviving
                           Annuitant.

Annuity Date               The date when the Adjusted  Contract Value will be
                           applied under an annuity payment option, if the Annuitant is still living.

Annuity Unit               A unit of measure used to calculate variable annuity
                           payments.

Beneficiary                The person to whom the proceeds payable on the death
                           of an Annuitant will be paid.

Contract Anniversary       The same date in each Contract Year as the Contract
                           Date.

Contract  Date             The date set forth on the  specifications page of the
                           Contract which is used to determine Contract Years and Contract Anniversaries.

Contract  Year             A  twelve-month  period  beginning on the  Contract
                           Date or on a Contract Anniversary.

Contract Value             The total amount invested  under the Contract.  It is
                           the sum of the Variable Contract Value, the Guaranteed Interest Option Value and the balance of the Loan Account.

DCA One Year Guarantee Period   A Dollar Cost Averaging One Year Guarantee
                                Period described in the Section entitled THE
                                GUARANTEED INTEREST OPTION.

Due Proof of Death         Proof of death  satisfactory  to the Company.  Such
                           proof may consist of the following if acceptable to the Company:

                           (a) a certified copy of the death record;
                           (b) a certified copy of a court decree reciting a
                               finding of death;
                           (c) any other proof satisfactory to the Company.

General  Account           The assets of the Company other than those allocated
                           to the Variable Account or any other separate account of the Company.

Guarantee Amount           Any portion of Guaranteed  Interest Option Value
                           allocated to a particular Guarantee Period with a particular expiration date (including interest thereon) less any withdrawals therefrom.

Guarantee  Period          A choice under the  Guaranteed  Interest  Option of a
                           specific number of years for which the Company agrees to credit a particular effective annual interest rate.

Guaranteed Interest Option An allocation option under the Contract funded by the
                           Company's General Account. It is neither part of nor dependent upon the investment performance of the Variable Account.

Guaranteed Interest Option Value   The value of the  Contract in the  Guaranteed
                                   Interest Option.

Home Office                The Company's  principal office at 2000 Heritage Way,
                           Waverly,  Iowa 50677.

Loan Account               For any  Contract, a portion of the Company's General
                           Account to which Contract Value is transferred to provide collateral for any loan taken under the Contract.

Loan Amount                Except on a Contract  Anniversary, the Contract Value
                           in the Loan Account plus any interest charges accrued on such Contract Value up to that time. On a Contract
                           Anniversary, the Loan Amount equals the balance of the Loan Account.

Net Purchase  Payment      A purchase  payment less any premium  taxes  deducted
                           from purchase payments.

Non-Qualified Contract     A contract that is not a "Qualified Contract."

Owner The person(s) ("you") who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract.

Payee                      The Annuitant(s) during the annuity period.

Qualified Contract         A contract that is issued in
                           connection with retirement plans that qualify for special federal income tax treatment under Section(s)
                           401, 403(b), 408, 408A or 457 of the Code.

Series                     An investment portfolio
                           (sometimes called a "Fund") of Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a Subaccount invests.

Subaccount                 A subdivision of the Variable
                           Account, the assets of which are invested in a corresponding underlying Fund.

Surrender Value            The Contract Value plus the value of any paid-up
                           annuity additions plus or minus any applicable interest adjustment, less any applicable surrender charges, premium taxes not previously deducted, and the annual Contract fee and Loan
                           Amount.

Valuation Day              For each Subaccount, each day that
                           the New York Stock Exchange is open for business except for days that the Subaccount's corresponding
                           Fund does not value its shares.

Valuation Period           The period beginning at the close  of regular trading
                           on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

Variable Account           CUNA Mutual Life Variable Annuity Account.

Variable Contract Value    The value of the Contract in the Variable Account.

Written Notice             A written notice or request in a form satisfactory to
                           the Company which is signed by the Owner and received at the Home Office. A Written Notice includes a telephone or fax request made pursuant to the terms of an executed telephone or fax authorization, with original signature, on file at the Home Office.

                                 EXPENSE TABLES

The following expense information assumes that the entire Contract Value is Variable Contract Value.

Owner Transaction Expenses
         Sales Charge Imposed on Purchase Payments                     None
         Maximum Surrender Charge (contingent deferred
          sales charge) as a percentage of purchase payments           7%
         Transfer Processing Fee                                       None*
Annual Contract Fee                                                    $30**
Variable Account Annual Expenses
         (as a percentage of net assets)
         Mortality and Expense Risk Charge                             1.25%
         Other Variable Account Expenses                               0.15%
         Total Variable Account Expenses                               1.40%
Annual Fund Expenses
         (as percentage of average net assets)

                                                                                                               Total Annual
                   Portfolio Name                     Management Fees      Other Expenses       12b-1 Fees     Fund Expenses
Money Market Fund                                          0.45%               0.01%              None            0.46%
Bond Fund                                                  0.55%               0.01%              None            0.56%
MFS Global Governments Series                                                  (1)(2)             None            1.07%
(After expense limitation)
Oppenheimer High Income Fund/VA                            0.74%               0.05%              None            0.79%
Balanced Fund                                              0.70%               0.01%              None            0.71%
Growth and Income Stock Fund                               0.60%               0.01%              None            0.61%
Capital Appreciation Stock Fund                            0.80%               0.01%              None            0.81%
Mid-Cap Stock Fund                                         1.00%               0.01%              None            1.01%
MFS Emerging Growth Series                                                      (1)               None            0.85%
(After expense limitation)
T. Rowe Price International Stock Portfolio(3)                                                    None
Templeton Developing Markets Securities Fund Class 2                                              (4)

     *The Company reserves the right to charge a $10 transfer fee on each transfer after the first 12 transfers in any Contract Year. (See SUMMARY, Charges and Deductions.)

     **The Company does not deduct the annual Contract fee if the Contract Value is $25,000 or more. (See SUMMARY, Annual Contract Fee.)

(1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.84% for Emerging Growth Series and 0.90% for Global Governments Series.

(2) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for the Global Government Series.


(3)      Management fees include ordinary, recurring operating expenses.


(4) The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

Premium taxes may be applicable, depending on the laws of various jurisdictions.

Each underlying Fund's management provided us with the expense information for these underlying Funds. We have not independently verified this information.


The tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect the expenses for the Variable Account and for each of the underlying Funds available as investment options for the fiscal year ended December 31, 2001. Expenses of the funds are not fixed or specified under the terms of the Contract, and actual expenses may vary. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectuses for the Ultra Series Fund, the T. Rowe Price International Series, Inc., the MFS Variable Insurance Trust, the Oppenheimer Variable Account Funds, and the Templeton Variable Insurance Products Trust which accompany this Prospectus.


An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If the Contract is surrendered (or annuitized under annuity option 1) at the end of the applicable time period:


Subaccount                                                1 Year           3 Years          5 Years          10 Years
Money Market                                               $(to be filed by amendment)
Bond
MFS Global Governments
Oppenheimer High Income/VA
Balanced
Growth and Income Stock
Capital Appreciation Stock
Mid-Cap Stock Fund
MFS Emerging Growth
T. Rowe Price International Stock
Templeton Developing Markets Securities Fund

2.   If the Contract is not  surrendered or is annuitized (for annuity options 2
     - 4) at the end of the applicable time period:

Subaccount                                                1 Year           3 Years          5 Years          10 Years
Money Market                                               $(to be filed by amendment)
Bond
MFS Global Governments
Oppenheimer High Income/VA
Balanced
Growth and Income Stock
Capital Appreciation Stock
Mid-Cap Stock Fund
MFS Emerging Growth
T. Rowe Price International Stock
Templeton Developing Markets Securities Fund

The examples provided above assume that no transfer charges, premium taxes, or interest adjustment have been assessed. The examples also assume that the annual Contract fee is $30 and that the average Contract Value is $42,510, which translates the Contract fee into an assumed 0.0007057% charge for the purposes of the examples based on a $1,000 investment.

The examples should not be considered a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate. Also, actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS


The following information is a part of the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the fiscal years ended December 31, 1994, 1995, 1996, 1997, 1998, 1999, 2000 and 2001.

  Money Market Subaccount       2001         2000         1999          1998         1997          1996        1995       1994*
Net asset value:
Beginning of period                             $12.12       $11.72        $11.31       $10.91        $10.55     $10.16      $10.00
End of period                                    12.67        12.12         11.72        11.31         10.91      10.55       10.16
Percentage increase in                            4.54%        3.41%         3.63%        3.67%         3.41%      3.83%       1.6%
unit value during period
Number of units                              4,000,541    3,485,839     2,280,739    1,551,829     1,492,704    637,911     257,622
outstanding at end of
period


      Bond Subaccount           2001        2000         1999          1998          1997         1996         1995       1994*
Net asset value:
Beginning of period                            $12.70       $12.79        $12.21        $11.52       $11.36       $9.89      $10.00
End of period                                   13.54        12.70         12.79         12.21        11.52       11.36        9.89
Percentage increase in                           6.61%       (0.70%)        4.75%         5.99%        1.41%      14.86%      (1.1%)
unit value during period
Number of units                             6,267,666    6,071,064     4,554,265     2,755,770    1,686,539     556,749     127,666
outstanding at end of
period

     Global Governments             2001         2000         1999          1998          1997         1996        1995     1994
        Subaccount
Net asset value:
Beginning of period                            $11.55       $12.02        $11.29        $11.58       $11.29      $10.01    $10.00
End of period                                   11.95        11.55         12.02         11.29        11.58       11.29     10.01
Percentage increase in                           3.46%       (3.91%)        6.47%        (2.50)%       2.57%      12.78%     0.1%
unit value during period
Number of units                               875,460    1,028,390     1,101,162     1,232,126    1,033,483     505,990   186,155
outstanding at end of
period

Oppenheimer High Income Subaccount           2001          2000          1999            1998        1997***
Net asset value:
Beginning of period                                      $11.18        $10.87          $10.99         $10.00
End of period                                             10.61         11.18           10.87          10.99
Percentage increase in unit value                        (5.10%)         2.85%          (1.09%)         9.90%
during period
Number of units outstanding at                        4,352,372     4,471,934       3,561,305      1,234,868
end of period

     Balanced Subaccount         2001          2000          1999          1998          1997         1996        1995        1994*
Net asset value:
Beginning of period                            $18.97       $16.80        $15.02        $13.03       $11.92       $9.89      $10.00
End of period                                   19.43        18.97         16.80         15.02        13.03       11.92        9.89
Percentage increase in                           2.42%       12.92%        11.85%        15.27%        9.31%      20.52%      (1.1%)
unit value during period
Number of units                              24,438,976    22,086,578  17,694,943   12,307,622    7,783,833     2,698,049   664,679
outstanding at end of
period

  Growth and Income Stock
         Subaccount
                                    2001       2000         1999          1998          1997        1996        1995        1994*
Net asset value:
Beginning of period                            $26.95       $23.17        $19.91        $15.36       $12.76       $9.82     $10.00
End of period                                   26.80        26.95         23.17         19.91        15.36       12.76       9.82
Percentage increase in                          (0.56%)      16.31%        16.37%        29.62%       20.38%      29.93%     (1.82%)
unit value during period
Number of units                             23,810,026    21,928,818   18,555,957    14,176,543   8,541,383    2,807,876    593,599
outstanding at end of
period


     Capital Appreciation           2001         2000        1999         1998         1997          1996         1995      1994*
         Stock Subaccount
Net asset value:
Beginning of period                            $29.53      $23.91       $20.05         $15.45        $12.90      $10.00     $10.00
End of period                                   30.37       29.53        23.91          20.05         15.45       12.90      11.60
Percentage increase in                           2.84%      23.50%       19.25%         29.77%        19.77%      29.00%     16.00%
unit value during period
Number of units                            11,514,350   9,927,977    8,586,442      6,732,473     4,495,720     2,024,589  775,631
outstanding at end of
period

 Mid-Cap Stock Subaccount             2001          2000           1999+
Net asset value:
Beginning of period                               $11.26           10.00
End of period                                      13.76          $11.26
Percentage increase in
unit value during period                           22.20%        12.60%++
Number of units                                3,024,335         835,797
outstanding at end of
period

 +1999 data is for the eight-month period ended December 31, 1999. ++Not annualized.

 Emerging Growth Subaccount           2001          2000           1999           1998           1997         1996**
Net asset value:
Beginning of period                               $27.95         $16.04         $12.12         $10.08         $10.00
End of period                                      22.16          27.95          16.04          12.12          10.08
Percentage increase in                            (20.72%)        74.25%         32.34%         20.24%          0.80%
unit value during period
Number of units                                6,938,522      5,885,301      5,094,236      3,752,045      1,650,627
outstanding at end of
period

T. Rowe Price                      2001        2000        1999         1998        1997         1996          1995        1994*
International Stock
Subaccount
Net asset value:
Beginning of period                          $18.95      $14.41       $12.61      $12.40       $10.96         $9.99       $10.00
End of period                                 15.35       18.95        14.41       12.61        12.40         10.96         9.99
Percentage increase in                     (19.00%)      31.51%       14.27%       1.69%       13.14%         9.71%       (0.1%)
unit value during period
Number of units                           5,960,391   5,099,856    4,955,996   4,373,475    2,683,277     1,090,681      326,923
outstanding at end of
period

Templeton Developing Markets                 2001          2000          1999            1998        1997***
Securities Subaccount
Net asset value:
Beginning of period                                       $7.82         $5.17           $6.64         $10.00
End of period                                              5.24          7.82            5.17           6.64
Percentage increase in unit value                      (32.99%)        51.26%        (22.14%)       (33.60)%
during period
Number of units outstanding at                        1,236,325     1,052,898         868,801        458,727
end of period

*This column reflects per unit information from June 1, 1994 (the commencement of operations) through December 31, 1994.
**1996 data is for the eight-month period beginning May 1, 1996, and ending December 31, 1996.
***1997 data is for the eight-month period beginning May 1, 1997, and ending December 31, 1997.

                                     SUMMARY

The following summarizes information which is described in more detail later in the prospectus.

The Contract

Issuance of a Contract. The Company issues Contracts to individuals or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Code. (See DESCRIPTION OF THE CONTRACT, Issuance of a Contract.) Neither you nor the Annuitant may be older than age 85 on the Contract Date.

"Right to Examine" Period. You have the right to return the Contract within 10 days after you receive it. If you return the Contract, it will become void. The Company will refund to you the Contract Value as of the date the Contract is received at our Home Office plus any premium taxes deducted. You are subject to market risk during the "right to examine" period unless state law requires return of purchase payments. You may get back more or less than aggregate purchase payments you have made during this period. If required by state law, the Company will instead return the purchase payment(s) to you. (See DESCRIPTION OF THE CONTRACT, Right to Examine.)

Purchase Payments. The minimum amount required to purchase a Contract depends upon several factors. Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Section 1035 contracts, and Contracts sold to employees have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months of the Contract. The minimum purchase payment is $100, unless the payment is made through an automatic purchase payment plan, in which case the minimum is $25. (See DESCRIPTION OF THE CONTRACT, Purchase Payments.)

Allocation of Purchase Payments. You may allocate purchase payments to one or more of the Subaccounts of the Variable Account or to the Guaranteed Interest Option or to both. An allocation to a Subaccount must be in whole percentages and be at least 1% of the purchase payment. An allocation to the Guaranteed Interest Option must be at least $1,000 (lesser amounts received will be allocated to the Money Market Subaccount). Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Fund(s) will affect the Subaccount in which you invest your money and your Contract Value. The Company will credit interest to amounts in the Guaranteed Interest Option at a guaranteed minimum rate of 3% per year, or a higher current interest rate declared by the Company. (See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments.)

Transfers. On or before the Annuity Date, you may transfer all or part of the Contract Value between Subaccount(s) or the Guaranteed Interest Option, subject to certain restrictions.

Transfers to the Guaranteed Interest Option must be at least $1,000 (lesser amounts received will be allocated to the Money Market Subaccount). Transfers are not allowed to the DCA One Year Guarantee Period. Except for the DCA One Year Guarantee Period, you may only transfer amount(s) out of the Guaranteed Interest Option during the 30 days prior to the expiration of a Guarantee Period. You may transfer amount(s) from the DCA One Year Guarantee Period throughout its Guarantee Period. No fee is charged for transfers, but the Company reserves the right to charge $10 for each transfer over 12 during a Contract Year. (See DESCRIPTION OF THE CONTRACT, Transfer Privilege.)

Partial Withdrawal. By Written Notice to the Company on or before the Annuity Date, you may withdraw part of your Contract's Surrender Value, subject to certain limitations. (See DESCRIPTION OF THE CONTRACT, Surrender and Partial Withdrawals.)

Surrender. By Written Notice to the Company, you may surrender the Contract and receive its Surrender Value. (See DESCRIPTION OF THE CONTRACT, Surrender and Partial Withdrawals.)

Charges and Deductions

The Contract contains the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. However, a surrender charge is deducted when you surrender or partially withdraw purchase payment(s) within seven years of their being paid.

The surrender charge is 7% of the amount of the payment withdrawn or surrendered within one year of having been paid. The surrender charge decreases by 1% for each full year that has passed since the payment was made. There is no surrender charge for withdrawing or surrendering Contract Value in excess of the total purchase payments received or on purchase payments that are more than seven years old. (See CHARGES AND DEDUCTIONS, Surrender Charge (Contingent Deferred Sales Charge).)

Subject to certain restrictions, for the first partial withdrawal (or surrender) in each Contract Year, 10% of total purchase payments subject to a surrender charge may be surrendered or withdrawn without a surrender charge. (See CHARGES AND DEDUCTIONS, Surrender Charge.) The surrender charge also may be waived in certain circumstances as provided in the Contracts.

Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is waived if the Contract Value is $25,000 or more.) Before the Annuity Date, the Company deducts this fee from the Contract Value on each Contract Anniversary (or upon surrender of the Contract). After the Annuity Date, the Company deducts this fee from variable annuity payments made to you. A pro-rated portion of the fee is deducted upon annuitization of a Contract. (See CHARGES AND DEDUCTIONS, Annual Contract Fee.)

Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the Variable Account at a rate of 0.003425% per day which is an annual rate of 1.25% (approximately 0.85% for mortality risk and 0.40% for expense risk). (See CHARGES AND DEDUCTIONS, Mortality and Expense Risk Charge.)

Asset-Based Administration Charge. The Company deducts a daily administration charge to compensate it for certain expenses the Company incurs in administering the Contract. The charge is deducted from the Variable Account at an annual rate of 0.15%. (See CHARGES AND DEDUCTIONS, Asset-Based Administration Charge.)


Premium Taxes. The Company pays any state or local premium taxes applicable to a
Contract: (a) from purchase payments as they are received, (b) from Contract Value upon surrender or partial withdrawal, (c) upon application of adjusted Contract Value to an annuity payment option, or (d) upon payment of a death benefit. The Company reserves the right to deduct premium taxes at the time it pays such taxes. This charge ranges from 0% to 3.50%.

(See CHARGES AND DEDUCTIONS, Premium Taxes.)

Fund Expenses. The underlying Funds also charge Annual Fund Expenses as show in the Expense Table.

Annuity Provisions

You select the Annuity Date. For Non-Qualified Contracts, the Annuity Date must be on or prior to the later of (1) the Contract Anniversary following the Annuitant's 85th birthday or (2) 10 years after the Contract Date. For Qualified Contracts, the Annuity Date must be on or before: (1) the Annuitant reaching age 70 1/2 or (2) any other date meeting the requirements of the Code. You may change the Annuity Date as described in DESCRIPTION OF THE CONTRACT, Annuity Payments on the Annuity Date.

On the Annuity Date, the Adjusted Contract Value will be applied to an annuity payment option, unless you choose to receive the Surrender Value in a lump sum. (See ANNUITY PAYMENT OPTIONS.)

Federal Tax Status

Generally, any distribution from your Contract may result in taxable income. In certain circumstances, a 10% federal penalty tax may apply. For a further discussion of the federal income status of variable annuity contracts, see Federal Tax Matters.

                       CUNA MUTUAL LIFE INSURANCE COMPANY,
               THE CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT, AND
                              THE UNDERLYING FUNDS

CUNA Mutual Life Insurance Company (the Company), is the insurer. CUNA Mutual Life Variable Annuity Account (the Variable Account), is a separate account of the Company. Five registered investment companies of the series type serve as underlying investment options for the Variable Account.

CUNA Mutual Life Insurance Company

CUNA Mutual Life Insurance Company is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office of the Company is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The Company organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, the Company changed its name to "Century Life of America" and on December 31, 1996 the Company changed its name to "CUNA Mutual Life Insurance Company."

On July 1, 1990, the Company entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union system, and the sharing of certain resources and facilities. At the current time, all of the directors of the Company are also directors of CUNA Mutual and many of the senior executive officers of the Company hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective Owners retain their voting rights. The Company and CUNA Mutual along with their subsidiaries are referred to herein as the "CUNA Mutual Group".


As of December 31, 2001, the Company had more than $___ billion in assets and more than $___ billion of life insurance in force. Effective September 2001, and through the date of this Prospectus, A.M. Best rated us A (Excellent) for financial stability and operating performance. This is the third highest rating out of 16. Effective November 2001, and through the date of this Prospectus, Fitch rated us AA (Very Strong) for insurer financial strength. This is the third highest rating out of a possible 24. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies review our ratings. To obtain the most current ratings, contact us at the address or telephone number shown on the first page of this Prospectus.


The objective of Best's rating system is to evaluate the factors affecting overall performance of an insurance company and then provide an opinion of a company's financial strength and ability to meet its contractual obligations relative to other companies in the industry. The evaluation includes both quantitative and qualitative analysis of a company's financial and operating performance.


Fitch rates insurance companies on their financial strength and capacity to meet senior obligations to policyholders. It bases these ratings on its assessment of the economic fundamentals of the company's principal lines of business, competitive position, management capability, regulatory solvency and the company's asset and liability management practices.



The Company owns a one-half interest in MEMBERS Capital Advisors, Inc. (the Investment Adviser to the Ultra Series Fund). CUNA Mutual owns CUNA Mutual Investment Corporation, 5910 Mineral Point Road, Madison, Wisconsin, 53705. CUNA Mutual Investment Corporation owns CUNA Brokerage Services, Inc. (the principal underwriter for the Variable Account) and owns a one-half interest in MEMBERS Capital Advisors, Inc. (the Investment Adviser to the Ultra Series Fund).


CUNA Mutual Life Variable Annuity Account

The Variable Account was established by the Company as a separate account on December 14, 1993. The Variable Account will receive and invest Net Purchase Payments made under the Contracts. In addition, the Variable Account may receive and invest purchase payments for other variable annuity contracts issued in the future by the Company.

Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Contracts and any other contracts supported by the Variable Account. The Company has the right to transfer to the General Account any assets of the Variable Account which are in excess of reserves and other Contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

The Variable Account is divided into Subaccounts. In the future, the number of Subaccounts may change. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses of any other Subaccount, Separate Account or the Company itself.

The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the SEC. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

The Underlying Funds

The Variable Account invests in the Ultra Series Fund (Class Z shares), the T. Rowe Price International Series, Inc., the MFS Variable Insurance Trust, the Oppenheimer Variable Account Funds, and the Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more investment portfolios or Funds. Each is registered with the SEC as an open-end, management investment company.

The investment objectives and policies of each Fund are summarized below. There is no assurance that any Fund will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the Fund prospectuses which must accompany or precede this Prospectus. The prospectuses should be read carefully and retained for future reference.

The Ultra Series Fund

The Ultra Series Fund is a series fund with two classes of shares within each of seven investment portfolios. Class C shares are offered to unaffiliated insurance company separate accounts and unaffiliated qualified retirement plans. Class Z shares are offered to CUNA Mutual Group affiliates separate accounts and qualified retirement plans. Currently, the Ultra Series Fund offers six Funds as investment options under the Policies.

Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years. It principally invests in securities of intermediate term maturities.

Balanced Fund. This Fund seeks a high total return through the combination of income and capital growth. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock Fund and the Growth and Income Stock Fund, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.

Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.

Capital Appreciation Stock Fund. This Fund seeks a high level of long-term growth of capital. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.

Mid-Cap Stock Fund. This Fund seeks long-term capital appreciation by investing in mid-size and small companies. It pursues this objective by purchasing the common stock of generally smaller, less-developed issuers with valuations, fundamentals and/or prospects that are attractive to the investment adviser.

MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.

MFS Variable Insurance Trust

MFS Global Governments Series. The fund seeks income and capital appreciation.

MFS Emerging Growth Series. This Fund seeks to provide long-term growth of capital.

Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the MFS Global Governments Series and MFS Emerging Growth Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of the MFS Variable Insurance Trust. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada.

Oppenheimer Variable Account Funds

Oppenheimer High Income Fund/VA. This Fund seeks a high level of current income from investments in high yield fixed-income securities. Oppenheimer High Income Fund/VA's investments include unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

Oppenheimer Funds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


T.Rowe Price International, Inc. ("Price International") serves as the investment adviser to the T. Rowe Price International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of the T. Rowe Price International Series, Inc. Price International is an indirect subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


Franklin Templeton Variable Insurance Products Trust

The Franklin Templeton Variable Insurance Products Trust is only available as an underlying investment of the Variable Account in which this Contract invests.

Templeton Developing Markets Securities Fund Class 2. This Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.

Class 2 of the Templeton Developing Markets Securities Fund pays to its distributor 0.25% of the average daily net assets of the Fund annually under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Amounts received by the distributor are paid under the 12b-1 Plan to the Company may be used for furnishing certain contract owner services or distribution activities.

Templeton Asset Management Ltd. serves as the investment adviser to the Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions. Templeton Asset Management Ltd. is a Singapore corporation wholly owned by Franklin Resources, Inc., a publicly owned U.S. company. Franklin Resources' principal shareholders are Charles B. Johnson and Rupert H. Johnson Jr.

Availability of the Funds

The Variable Account purchases shares of the T. Rowe Price International Stock Portfolio, the MFS Global Governments Series and the MFS Emerging Growth Series, the Oppenheimer High Income Fund/VA, and the Templeton Developing Markets Securities Fund Class 2 in accordance with four participation agreements. The termination provisions of these agreements vary. A summary of the termination provisions of these agreements may be found in the Statement of Additional Information.

If a participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in that Fund.

The Company has entered into agreements with the investment managers or advisers of the Funds under which the investment manager or adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of the Company) in the Funds managed by that manager or adviser. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

Resolving Material Conflicts

Shares of the Funds, other than Ultra Series Fund, are sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus.

As with other Funds, Ultra Series Fund sells shares in "mixed funding" arrangements. In addition, it sells shares directly to qualified pension and retirement plans sponsored by CUNA Mutual Group. In the future, it is possible that Ultra Series Fund may sell shares in "shared funding" arrangements. As with other funds, in the event of material conflicts, the Company will consider what action may be appropriate, including removing an Ultra Series Fund Portfolio from the Variable Account or replacing it with another Portfolio or Fund. Certain risks associated with mixed funding and with the sale of shares to CUNA Mutual Group plans are disclosed in the Ultra Series Fund Statement of Additional Information.

Addition, Deletion, or Substitution of Investments

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if, in the Company's judgment, further investment in any Fund should become inappropriate, the Company may redeem the shares, if any, of that Fund and substitute shares of another Fund. Such other Funds may have different fees and expenses. The Company will not substitute any shares attributable to a Contract's interest in a Subaccount without prior notice and approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

The Company also reserves the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. The Company may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations, or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by the Company. Also, certain Subaccounts my be closed to certain customers. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in the sole discretion of the Company, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, the Company (by appropriate endorsement, if necessary) may change the Contract to reflect the substitution or change.

If the Company considers it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of the Company. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Contracts.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy may be very similar to the investment objectives and policies of other portfolios that are managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even in the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

                           DESCRIPTION OF THE CONTRACT

Issuance of a Contract

In order to purchase a Contract, application must be made to the Company through a licensed representative of the Company, who is also a registered representative of CUNA Brokerage Services, Inc. ("CUNA Brokerage") or a broker-dealer having a selling agreement with CUNA Brokerage or a broker-dealer having a selling agreement with such broker-dealer. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code. Neither the Owner nor the Annuitant may be older than age 85 on the Contract Date.


Purchase Payments

The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount the Company must receive during the first 12 months of the Contract is:

         o        $5,000, except as described below.

         o $2,000 for Contracts that qualify for special federal income tax treatment under Sections 401, 408, 408A, or 457 of the Code. This category includes qualified pension plans, individual retirement accounts, and certain deferred compensation plans.

         o $300 for Contracts that qualify for special federal income tax treatment under Section 403(b) of the Code. This category includes tax-sheltered annuities.

         o The value of a Contract exchanged pursuant to Section 1035 of the Code, if the Company approves the transaction prior to the exchange.

         o $600 for a Contract sold to employees of the Company and its subsidiaries, to employees of CUNA Mutual and its subsidiaries, and to registered representatives and other persons associated with CUNA Brokerage. This category includes both individual retirement accounts and non-individual retirement accounts.

Unless the minimum purchase amount specified above already has been paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under the Company's automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The regular payment schedule established under the automatic purchase plan must total at least the amount shown above as a minimum purchase amount. For example, if $5,000 is the required minimum purchase amount, a $2,000 payment at the time of application and an automatic payment plan amount of $272.73 a month for the next 11 months would be sufficient. Similarly, if $2,000 is the required minimum purchase amount, an initial purchase payment of $166.74 and an automatic payment plan amount of $166.66 for each of the next 11 months would be sufficient. (Tax law does not permit the Company to accept more than $2,000.00 for an individual retirement account, except in the case of a rollover or transfer.)

The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant's lifetime and before the Annuity Date. Additional purchase payments after the initial purchase payment are not required.

The Company reserves the right not to accept (1) purchase payments received after the Contract Anniversary following the Annuitant's 85th birthday, (2) purchase payments of less than $100, and (3) purchase payments in excess of $1 million. Also, the Company reserves the right to change the size of minimum payments and, with respect to Contracts not yet issued, the size of the minimum purchase amounts.

The Company reserves the right, if allowed by state law, to terminate a Contract and pay the Contract Value to the Owner if: (1) no purchase payments have been received during the prior 24 months, (2) aggregate purchase payments up to the time of termination total less than $2,000, and (3) Contract Value is less than $2,000. Since the charges imposed on such a Contract will be significant, only those with the financial capability to keep a contract in place for a substantial period should purchase a contract.

Right to Examine

The Contract provides for an initial "right to examine" period. The Owner has the right to return the Contract within 10 days of receiving it. In some states, this period may be longer than 10 days.

In all states except Georgia, Idaho, Michigan, Nevada, North Carolina, Oklahoma, South Carolina, Utah, and Washington: The Owner is subject to market risk during the Right to Examine period. When the Company receives the returned Contract or when the sales representative who sold the Contract receives the returned Contract before the end of the Right to Examine period, the Company will cancel the Contract and refund to the Owner an amount equal to the Contract Value as of the date the returned Contract is received in the Home Office, plus any premium taxes deducted for all plan types except IRAs. This amount may be more or less than the aggregate amount of purchase payments made up to that time. For IRAs, aggregate purchase payments are returned.

In the states of Georgia, Idaho, Michigan, Nevada, North Carolina, Oklahoma, South Carolina, Utah, and Washington: When the Company receives the returned Contract or when the sales representative who sold the contract receives the returned Contract before the end of the Right to Examine period, the Company will cancel the Contract and refund to the Owner an amount equal to aggregate purchase payments made. In these states, the initial purchase payments will be allocated to the money market subaccount for 20 days following the Contract Date.

In some states, the refund amount may differ from the description above if the contract is a replacement for an existing contract.

Allocation of Purchase Payments

At the time of application, the Owner selects how the initial Net Purchase Payment is to be allocated among the Subaccounts and the Guaranteed Interest Option. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. An allocation to the Guaranteed Interest Option must be for at least $1,000.

If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment will be allocated, as designated by the Owner, to one or more of the Subaccounts or to the Guaranteed Interest Option within two Valuation Days of receipt of such purchase payment by the Company at its Home Office. If the application is not properly completed, the Company reserves the right to retain the purchase payment for up to five Valuation Days while it attempts to complete the application. If the application is not complete at the end of the 5-day period, the Company will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to the Company retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment will be allocated as designated by the Owner within two Valuation Days.

Notwithstanding the foregoing, in jurisdictions where the Company must refund aggregate purchase payments in the event the Owner exercises the right to examine, any portion of the initial Net Purchase Payment to be allocated to a Subaccount will be allocated to the Money Market Subaccount for a 20-day period following the Contract Date. At the end of that period, the amount in the Money Market Subaccount will be allocated to the Subaccounts as designated by the Owner based on the proportion that the allocation percentage for each such Subaccount bears to the sum of the allocation percentages.

Any subsequent Net Purchase Payments will be allocated as of the end of the Valuation Period in which the subsequent Net Purchase Payment is received by the Company and will be allocated in accordance with the allocation schedule in effect at the time the purchase payment is received. However, Owners may direct individual payments to a specific Subaccount or to the Guaranteed Interest Option (or any combination thereof) without changing the existing allocation schedule. The allocation schedule may be changed by the Owner at any time by Written Notice. Changing the purchase payment allocation schedule will not change the allocation of existing Contract Value among the Subaccounts or the Guaranteed Interest Option.

The Contract Values allocated to a Subaccount will vary with that Subaccount's investment experience, and the Owner bears the entire investment risk. Owners should periodically review their purchase payment allocation schedule in light of market conditions and their overall financial objectives.

Variable Contract Value

The Variable Contract Value will reflect the investment experience of the selected Subaccounts, any Net Purchase Payments paid, any surrenders or partial withdrawals, any transfers, and any charges assessed in connection with the Contract. There is no guaranteed minimum Variable Contract Value, and, because a Contract's Variable Contract Value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period. The value will be the total of the values attributable to the Contract in each of the Subaccounts. The Subaccounts are valued by multiplying that Subaccount's unit value for the relevant Valuation Period by the number of Accumulation Units of that Subaccount allocated to the Contract.

Determination of Number of Accumulation Units. Any amounts allocated or transferred to the Subaccounts will be converted into Subaccount Accumulation Units. The number of Accumulation Units to be credited to a Contract is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated or transferred. The number of Accumulation Units in any Subaccount will be increased at the end of the Valuation Period by any Net Purchase Payments allocated to the Subaccount during the current Valuation Period and by any amounts transferred to the Subaccount from another Subaccount or from the Guaranteed Interest Option during the current Valuation Period.

Any amounts transferred, surrendered, or deducted from a Subaccount will be processed by canceling or liquidating Accumulation Units. The number of Accumulation Units to be canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value for that Subaccount at the end of the Valuation Period during which the amount was removed. The number of Accumulation Units in any Subaccount will be decreased at the end of the Valuation Period by: (a) any amounts transferred (including any applicable transfer fee) from that Subaccount to another Subaccount or to the Guaranteed Interest Option, (b) any amounts withdrawn or surrendered during that Valuation Period, (c) any surrender charge, annual Contract fee or premium tax assessed upon a partial withdrawal or surrender, and (d) the annual Contract fee, if assessed during that Valuation Period.

Determination of Accumulation Unit Value. The Accumulation Unit value for each Subaccount's first Valuation Period was set at $10. The Accumulation Unit value for a Subaccount is calculated for each subsequent Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

  (1)  Is the result of:

       (a) the net assets of the Subaccount (i.e., the aggregate value of underlying Fund shares or units held by the Subaccount) as of the end of the Valuation Period;

       (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period that the Company determines to be attributable to the operations of the Subaccount.

  (2) The cumulative unpaid daily charge for mortality and expense risks and for administration multiplied by the number of days in the Valuation Period.

  (3) The number of Accumulation Units outstanding as of the end of the Valuation Period.

Transfer Privileges

General. On or before the Annuity Date and subject to the restrictions described below, the Owner may transfer all or part of the amount in a Subaccount or the Guaranteed Interest Option to another Subaccount or the Guaranteed Interest Option.

Transfers to the Guaranteed Interest Option must be at least $1,000 (lesser amounts received will be allocated to the Money Market Subaccount). Transfers are not allowed to the DCA One Year Guarantee Period. Except for the DCA One Year Guarantee Period, transfers out of the Guaranteed Interest Option are only permitted during the 30-day period prior to the expiration of a Guarantee Period. Transfers from the DCA One Year Guarantee Period may be made throughout its Guarantee Period. Transfers will be made as of the Valuation Day on which Written Notice requesting such transfer is received by the Company if received before 3:00 p.m. Central Time. Transfers will be made as of the Valuation Day next following the day on which Written Notice requesting such transfer is received, if received after 3:00 p.m. Central Time. Subject to these restrictions, there currently is no other limit on the number of transfers that can be made among or between Subaccounts or to or from the Guaranteed Interest Option.

Transfers may be made by Written Notice. A telephone transfer authorization form received by the Company at the Home Office is valid until it is rescinded or revoked in writing by the Owner(s) or until a subsequently dated form signed by the Owner(s) is received at the Home Office. If a currently valid telephone transfer authorization form is on file, the Company may act upon the instructions of any one Owner. The Company is not responsible for inability to receive an Owner's instructions because of busy telephone lines or malfunctioning telephone equipment.

The Company will send a written confirmation of all transfers made pursuant to telephone instructions. The Company may also require a form of personal identification prior to acting on instructions received by telephone and tape record instructions received by telephone. If the Company follows these procedures, it will not be liable for any losses to Owners due to unauthorized or fraudulent instructions.

The Company reserves the right to modify, restrict, suspend, or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason. In particular, the Company reserves the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Contracts.

Transfer Fee. No charge is made for transfers, however, the Company reserves the right to charge $10 for each transfer after the 12th during a Contract Year. (See CHARGES AND DEDUCTIONS.)

Dollar-Cost Averaging. If elected at the time of the application or at any other time by Written Notice, an Owner may systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) specified dollar amounts from the Money Market Subaccount or the DCA One Year Guarantee Period to other Subaccounts. This is known as the dollar-cost averaging method of investment. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Money Market or DCA One Year Guarantee Period, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. An amount transferred to the Guaranteed Interest Option must be at least $1,000 (lesser amounts received will be transferred to the Money Market Subaccount).

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Variable Contract Value in the Money Market Subaccount or the value in the DCA One Year Guarantee Period is depleted to zero; (2) the Owner cancels the election by Written Notice; or (3) for three successive months, the Variable Contract Value in the Money Market Subaccount or the value in the DCA One Year Guarantee Period has been insufficient to implement the dollar-cost averaging instructions the Owner has given to the Company. The Company will notify the Owner when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. The Company reserves the right to discontinue offering dollar-cost averaging at any time and for any reason.

Other Types of Automatic Transfers. If elected at the time of the application or at any other time by Written Notice, an Owner may systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Amounts may also be automatically transferred from the DCA One Year Guarantee Period to one or more Subaccounts. Such automatic transfers may be requested on the following basis:
(1) as a specified dollar amount, (2) as a specified number of Accumulation Units, (3) as a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.

The minimum automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount or DCA One Year Guarantee Period from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. An amount transferred to the Guaranteed Interest Option must be at least $1,000. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or DCA One Year Guarantee Period from which transfers are being made is depleted to zero; (2) the Owner cancels the election by Written Notice; or
(3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions the Owner has given to the Company. The Company will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. The Company reserves the right to discontinue offering automatic transfer at any time and for any reason.

Automatic Personal Portfolio Rebalancing Service. If elected at the time of the application or requested at any other time by Written Notice, an Owner may instruct the Company to automatically transfer (on a monthly, quarterly, semi-annual or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among such Subaccounts. Such percentage allocations must be in whole percentages and be at least 1% per allocation. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), the Company will allocate Variable Contract Value in accordance with the Owner's currently effective purchase payment allocation schedule.) There is no additional charge for using Variable Contract Value rebalancing. If the owner does not specify a frequency for rebalancing, we will rebalance quarterly.

Surrenders and Partial Withdrawals

Surrenders. At any time on or before the Annuity Date, the Owner may surrender the Contract for its Surrender Value. The Surrender Value will be determined as of the Valuation Period on the date Written Notice requesting surrender and the Contract are received at the Company's Home Office. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an annuity payment option. A surrender may have adverse federal income tax consequences, including a penalty tax. (See FEDERAL TAX MATTERS, Taxation of Annuities.)

Partial Withdrawals. At any time on or before the Annuity Date, an Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. The Company will withdraw the amount requested from the Contract Value as of the Valuation Day Written Notice requesting the partial withdrawal is received at the Home Office. Any applicable interest adjustment will be deducted from the remaining Contract Value. (See THE GUARANTEED INTEREST OPTION, Interest Adjustment.) Any applicable surrender charge also will be deducted from the remaining Contract Value. (See CHARGES AND DEDUCTIONS, Surrender Charge.)

The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or Guarantee Amounts. If the Owner does not so specify, or if the amount in the designated Subaccounts or Guarantee Amount is inadequate to comply with the request, the partial withdrawal will be made from each Subaccount and each Guarantee Amount based on the proportion that the value in such Subaccount or Guarantee Amount bears to the total Contract Value immediately prior to the partial withdrawal.

A partial withdrawal may have adverse federal income tax consequences, including a penalty tax. (See FEDERAL TAX MATTERS, Taxation of Annuities.)

Surrender and Partial Withdrawal Restrictions. The Owner's right to make surrenders and partial withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988;
(ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Systematic Withdrawals. If elected at the time of the application or requested at any other time by Written Notice, an Owner may elect to receive periodic partial withdrawals under the Company's systematic withdrawal plan. Under the systematic withdrawal plan, the Company will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis) from designated Subaccounts as specified by the Owner. Such withdrawals must be at least $100 each and may only be made from Variable Contract Value. This $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code. Generally, owners must be at least age 59 1/2 to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments.

The withdrawals may be requested on the following basis: (1) as a specified dollar amount, (2) as a specified whole number of Accumulation Units, (3) as a specified percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner's required minimum distribution under the Code.

Participation in the systematic withdrawal plan will terminate on the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge). With regard to (4), an Owner may, by Written Notice, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, the Company will continue systematic withdrawals even though a surrender charge is deducted.

There are federal income tax consequences to partial withdrawals through the systematic withdrawal plan and Owners should consult with their tax adviser before electing to participate in the plan. The Company reserves the right to discontinue offering the systematic withdrawal plan at any time.

Contract Loans

Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title I of the Employee Retirement Income Security Act of 1974) may borrow from the Company using their Contracts as collateral. Loans such as these are subject to the provisions of any applicable retirement program and to the Code. Owners should, therefore, consult their tax and retirement plan advisers before taking a Contract loan.

At any time, Owners may borrow the lesser of (1) the maximum loan amount permitted under the Code, or (2) 90% of the Surrender Value of their Contract. Loans in excess of the maximum amount permitted under the Code will be treated as a taxable distribution rather than a loan. The Company will only make Contract loans after approving a written application by the Owner. The written consent of all assignees and irrevocable beneficiaries must be obtained before a loan will be given. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with applicable requirements of the Code.

When a loan is made, the Company transfers an amount equal to the amount borrowed from the Variable Contract Value or Guaranteed Interest Option Value to the Loan Account. The Loan Account is part of the Company's General Account and Contract Value in the Loan Account is separate from any Subaccount or Guarantee Account. The Owner must indicate in the loan application from which Subaccounts or Guarantee Amounts, and in what amounts, Contract Value is to be transferred to the Loan Account. In the absence of any such instructions from the Owner, the transfer(s) are made pro-rata from all Subaccounts having Variable Contract Value and from all Guarantee Amounts. Loans may be repaid by the Owner at any time before the Annuity Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Guarantee Accounts designated by the Owner or according to the Owner's current purchase payment allocation instructions. Loan repayments may not be allocated to the DCA One Year Guarantee Period Account. Amounts transferred from the Guaranteed Interest Option to the Loan Account may be subject to an interest adjustment, if applicable.

The Company charges interest on Contract loans at an effective annual rate of 6.5%. The Company pays interest on the Contract Value in the Loan Account at rates it determines from time to time but never less than an effective annual rate of 3.0%. This rate may change at the Company's discretion and Owners should request current interest rate information from the Company or Representative or by calling the Company at (800) 798-5500. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value or Guaranteed Interest Option Value (as described above for the loan itself) to the Loan Account. This transfer will therefore increase the loan amount.

If at any time, the loan amount causes the Surrender Value to be equal to or less than zero, the Contract will be in default. In this event, the Company will send a written notice of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 60 days, from the day the notice is mailed, to pay the stated amount. If the Company does not receive the required loan repayment within 60 days, it will terminate the Contract without value. Principal and interest must be repaid in substantially level payments made no less frequently than quarterly over a five-year period (or, if the loan is used to acquire the Owner's principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70 1/2). The Owner is allowed a 60-day grace period from the end of quarter installment due date. If the amount due by the end of the quarter is not received within the grace period, a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code Section 403(b).

Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Variable Account and the interest rates applicable to Guarantee Accounts do not apply to the portion of Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

Death Benefit Before the Annuity Date

Death of an Owner. If any Owner dies prior to the Annuity Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.

The following options are available to a sole surviving Owner or a new Owner:

  (1) If the Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

  (2) If the Owner is not the spouse of the deceased Owner he or she may elect, within 60 days of the date the Company receives Due Proof of
       Death:

       (a) to receive the Surrender Value in a single sum within 5 years of the deceased Owner's death; or

       (b) to apply the Surrender Value within 1 year of the deceased Owner's death to one of the annuity payment options provided that payments under the option are payable over the new Owner's life or over a period not greater than the new Owner's life expectancy.

If he or she does not elect one of the above options, the Company will pay the Surrender Value five years from the date of the deceased Owner's death.

Under any of these options, sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Surrender Value is paid.

Death of the Annuitant. If the Annuitant dies before the Annuity Date, the Company will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum within five years of the deceased annuitant's death. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving Beneficiary, the Company will pay the death benefit to the Owner or the Owner's estate. In lieu of a lump sum payment within 5 years of the deceased Annuitant's death, the Beneficiary may elect, within 60 days of the date the Company receives due proof of the Annuitant's death, to apply the death benefit to an annuity payment option, provided that the Annuity Date selected by the Beneficiary is at least two years after the Contract Date. The Company is currently waiving this two year requirement for Annuity Payment Options 3 and 4. (See ANNUITY PAYMENT OPTIONS, Description of Annuity Payment Options.)

If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:

  (1)  payments under the option begin within 1 year of the Annuitant's death;
       and

  (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

Death Benefit. If the Annuitant is age 75 or younger on the Contract Date, the death benefit is an amount equal to the greater of:

  (1) aggregate Net Purchase Payments made under the Contract less partial withdrawals as of the date the Company receives Due Proof of Death of the deceased;

  (2) Contract Value as of the date the Company receives Due Proof of Death of the deceased's death; or

  (3) the death benefit floor amount as of the date of the deceased's death plus any Net Purchase Payments made and less any partial withdrawals made since the most recent death benefit floor computation anniversary prior to death.

For Contracts issued after the Annuitant's 76th birthday, the death benefit is always equal to the Contract Value as of the date the Company receives Due Proof of the Death of Annuitant less any outstanding loan amount and any applicable premium taxes not previously deducted.

The death benefit floor amount is the Contract Value on the most recent death benefit floor computation anniversary. In states other than Texas, death benefit floor computation anniversaries are the 7th Contract Anniversary and each subsequent 7th Contract Anniversary (for example, the 14th Contract Anniversary, the 21st Contract Anniversary, etc.) (In Texas, the death benefit floor computation anniversaries are the 6th Contract Anniversary and each subsequent 6th Contract Anniversary.)

Death Benefit After the Annuity Date

If an Owner dies after the Annuity Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Payee receiving annuity payments becomes the new Owner. Such Owners will have the rights of Owners during the annuity period, including the right to name successor Payees if the deceased Owner had not previously done so. The death of an Annuitant after the Annuity Date will have the effect stated in the annuity payment option pursuant to which annuity payments are being made.

Annuity Payments on the Annuity Date

The Owner selects the Annuity Date. For Non-Qualified Contracts, the Annuity Date may not be after the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Date. For Qualified Contracts, the Annuity Date must be no later than the Annuitant's age 70 1/2 or any other date meeting the requirements of the Code.

The Owner may change the Annuity Date subject to the following limitations: (1) the Owner's Written Notice must be received at the Home Office at least 30 days before the current Annuity Date, and (2) the requested Annuity Date must be a date that is at least 30 days after receipt of the Written Notice, and (3) the requested Annuity Date must be at least two years after the Contract Date (the Company is currently waiving this limitation for Annuity Payment Options 3 and 4.) (See ANNUITY PAYMENT OPTIONS, Description of Annuity Payment Options.)

On the Annuity Date, the adjusted Contract Value will be applied under the life income annuity payment option with ten years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. (See ANNUITY PAYMENT OPTIONS.) In certain states, the Surrender Value will be applied to the annuity payment option rather than the adjusted Contract Value. Unless the Owner instructs the Company otherwise, amounts in the Guaranteed Interest Option will be used to provide a fixed-annuity payment option and amounts in the Variable Account will be used to provide a variable annuity payment option.

The adjusted Contract Value is the Contract Value:

  (1)  plus or minus any applicable interest adjustment;

  (2) minus any applicable surrender charge if annuity payment option 1 is selected;

  (3) minus the pro-rated portion of the annual Contract fee (unless the Annuity Date falls on the Contract Anniversary);

  (4)  minus any applicable loan amount; and

  (5)  minus any applicable premium taxes not yet deducted.

Payments

Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Notice, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

  (1) the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or

  (2)  the SEC permits the postponement for the protection of Owners; or

  (3) the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

If a recent check or draft has been submitted, the Company has the right to delay payment until it has assured itself that the check or draft has been honored.

The Company has the right to defer payment of any surrender, partial withdrawal, or transfer from the Guaranteed Interest Option for up to six months from the date of receipt of Written Notice for such a surrender or transfer. If payment is not made within 30 days after receipt of documentation necessary to complete the transaction, or such shorter period required by a particular jurisdiction, interest will be added to the amount paid from the date of receipt of documentation at 3% or such higher rate required for a particular jurisdiction.

Modification

Upon notice to the Owner, the Company may modify the Contract:

  (1) to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency; or

  (2) to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

  (3)  to reflect a change in the operation of the Variable Account; or

  (4)  to provide for the addition or substitution of investment options.

In the event of most such modifications, the Company will make appropriate endorsement to the Contract.

Reports to Owners

At least annually, the Company will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Guarantee Amount) of the Contract, purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report and any further information required by any applicable law or regulation.

Inquiries

Inquiries regarding a Contract may be made in writing to the Company at its Home Office.

                         THE GUARANTEED INTEREST OPTION

The guaranteed interest option varies according to the state in which the Contract is issued. Solely for the sake of convenient reference, states have been divided into three categories. In category one, the Company offers guarantee periods varying in duration from one year to ten years and the Company may impose an interest adjustment on guarantee amounts withdrawn prior to the expiration of a guarantee period.

In Category 2, the Company offers a guarantee period of one year and no interest adjustment is imposed if guarantee amounts are withdrawn before the expiration of that year.

In Category 3, the Company does not intend to offer a guaranteed interest option.

To determine the guaranteed interest option available in your state, find the name of your state in the lists of states below. Then read about the guaranteed interest option available in that state.

Category 1

The Company, in Category 1 states, offers guarantee periods varying in duration from one year to ten years and the Company may impose an interest adjustment on guarantee amounts withdrawn prior to the expiration of a guarantee period. Category 1 states are: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Rhode Island, South Carolina, South Dakota, Tennessee, Vermont, Virginia, West Virginia, and Wyoming.

In Category 1 states, an Owner may allocate some or all of the Net Purchase Payments and transfer some or all of the Contract Value to the Guaranteed Interest Option for selected periods of time from one to ten years. The Company also intends to offer a special one year Guarantee Period that allows transfers to other Subaccounts throughout the Guarantee Period (the "DCA One Year Guarantee Period"). Purchase Payments may be allocated to this DCA One Year Guarantee Period, but transfers are not allowed into it. The DCA One Year Guarantee Period has not yet been approved in all states and the Guaranteed Interest Options may not be available in all states. Contact the Company for information on availability in your state.

The Guaranteed Interest Option is part of the Company's General Account and pays interest at declared rates, set at the sole discretion of the Company. The rates are guaranteed for a selected period of time from one to ten years. The principal, after deductions, is also guaranteed. The Company's General Account supports its insurance and annuity obligations. Since the Guaranteed Interest Option is part of the General Account, the Company assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.

The Guaranteed Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Interest Option nor the Company's General Account has been registered as an investment company under the 1933 Act. Therefore, neither the Company's General Account, nor the Guaranteed Interest Option, are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Interest Option which are included in this Prospectus are for the Owner's information. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Interest Option Value

The portion of the Contract Value allocated to the Guaranteed Interest Option is the Guaranteed Interest Option value which is credited with interest, as described below. The Guaranteed Interest Option value reflects interest credited to Contract Value in Guarantee Periods, Net Purchase Payments allocated to or Contract Value transferred to Guarantee Periods, transfers of Contract Value out of Guarantee Periods, surrenders and partial withdrawals from Guarantee Periods (including related interest adjustments), and charges assessed in connection with the Contract. The Guaranteed Interest Option value is the sum of Guarantee Amounts under the Contract. The Guaranteed Interest Option value is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

Guarantee Periods

From time to time the Company will offer to credit Guaranteed Interest Option value with interest at specific guaranteed rates for specific periods of time. These periods of time are known as Guarantee Periods. The Company may offer one or more Guarantee Periods of one to ten years' duration at any time, but will always offer a Guarantee Period of one year. The Company will publish an effective annual interest rate applicable to each Guarantee Period being offered at that time. Net Purchase Payments allocated or Contract Value transferred to a Guarantee Period are guaranteed to earn that rate of interest for each year of the period (provided that such payments and Contract Value are not withdrawn during the Guarantee Period or surrendered). The interest rates available at any time will vary with the number of years in the Guarantee Period but will always be equal to or greater than an effective annual rate of 3%.

Guarantee Periods begin as of the date Net Purchase Payments or transfers of Contract Value are made to them and end when the number of years in the Guarantee Period have elapsed. Transfers of Contract Value to the DCA One Year Guarantee Period are not permitted. The last day of the Guarantee Period is the expiration date for the Guarantee Period. Owners may not select Guarantee Periods with expiration dates later than the Contract's current Annuity Date. During the 30-day period prior to the expiration of a Guarantee Period, the Owner may transfer the Guarantee Amount related to that Guarantee Period to any new Guarantee Period or Subaccount available at that time. Such transfers may be made at any time from the DCA One Year Guarantee Period. At the expiration of the DCA One Year Guarantee Period, any amount remaining in the account will be transferred to the Money Market Subaccount if other instructions are not received from the Owner. If, at the expiration of a Guarantee Period, less than one year remains until the Annuity Date, the Company will credit interest to the Guarantee Amount at the guaranteed rate then applicable to a one year Guarantee Period. For Guarantee Periods other than the DCA One Year Guarantee Period, the Company will notify Owners of the available Guarantee Periods and Subaccounts 30 days prior to the expiration of a Guarantee Period.

If an Owner does not respond to the notice with instructions as to how to reinvest the Guarantee Amount, then on the expiration date the Company will invest the Guarantee Amount in another Guarantee Period of the same duration as the expiring period. If no Guarantee Period of equal duration is available at that time, the Company will reinvest the Guarantee Amount in the next shortest Guarantee Period available. If either of such default Guarantee Periods would extend beyond the Annuity Date of the Contract, the Company will reinvest the Guarantee Amount in the Guarantee Period of the longest duration that expires before the Annuity Date.

The Company intends to credit Guarantee Amounts with interest at current rates in excess of the minimum guaranteed rate but is not obligated to do so. The Company has no specific formula for determining current interest rates. These current interest rates may be influenced by, but do not necessarily correspond to, prevailing general market interest rates. Guaranteed Interest Option Value will not share in the investment performance of the Company's General Account or any portion thereof. Any interest credited on Guarantee Amounts in excess of the minimum guaranteed effective rate of 3% per year will be determined in the sole discretion of the Company. The Owner therefore assumes the risk that interest credited may not exceed the minimum guaranteed rate.

Net Purchase Payment Preservation Program

An Owner may elect to allocate the initial Net Purchase Payment between the Guaranteed Interest Option and the Variable Account so that at the end of the Guaranteed Period the portion of the initial Net Purchase Payment allocated to the Guarantee Interest Option will equal the initial Net Purchase Payment. This would permit the Owner to allocate the remaining portion of the initial Net Purchase Payment to one or more Subaccounts and still be certain of having a Contract Value at the end of the Guarantee Period at least equal to the initial Net Purchase Payment. Upon request, the Company will calculate the portion of any Net Purchase Payment that must be allocated to a particular Guarantee Period to achieve this result.

Interest Adjustment

The Company will impose an interest adjustment on Guarantee Amounts withdrawn or surrendered or applied to an annuity payment option from a Guarantee Period (other than the DCA One Year Guarantee Period) before expiration of the period except when such a withdrawal, surrender, or annuitization occurs during the last 30 days of the period. The interest adjustment is calculated by multiplying the amount surrendered, withdrawn, or annuitized by the following factor:

                              0.70 x (I - J) x n/12
Where:

     I = the guaranteed interest rate then being offered for a new Guarantee Period equal in duration and type to the period from which the Guarantee Amount is being withdrawn, surrendered or annuitized. If a Guarantee Period of such duration is not being offered, "I" equals the linear interpolation of the guaranteed rates for periods then available. If the Guarantee Periods needed to perform the interpolation are not being offered, "I" equals the interest rate being paid on the Treasury Constant Maturity Series published by the Federal Reserve Board for Treasury securities with remaining maturities equal to the duration of the appropriate Guarantee Period plus the interest adjustment reference factor shown on the Contract data page. If no published rates are available for maturities equal to the duration of the appropriate Guarantee Period, linear interpolation of other published rates will be used.

     J = the guaranteed interest rate then being credited to the Guarantee Amount being withdrawn, surrendered or annuitized.

     n = the number of complete months remaining until the expiration of the Guarantee Period.

At a time when I exceeds J, the interest adjustment will reduce the portion of any Guarantee Amount available for withdrawal, surrender, or annuitization. At a time when J exceeds I, the interest adjustment will increase the portion of any Guarantee Amount available for withdrawal, surrender, or annuitization. Moreover, the interest adjustment will only operate to increase or reduce credited interest in an amount equal to the excess of 3% per year on a Guarantee Amount at the beginning of any Guarantee Period.

The interest adjustment is calculated separately for each Guarantee Amount and is applied before any surrender charge. Owners must instruct the Company as to which Guarantee Periods should be withdrawn or surrendered. Within any Guarantee Period, Guarantee Amounts are withdrawn or surrendered on a first-in-first-out basis. The adjustment does not apply to the calculation of a death benefit or to amounts deducted from Guaranteed Interest Option value by the Company as fees or charges. In addition, the sum of the surrender charge and interest adjustment for a Guarantee Amount withdrawn or surrendered will not exceed 10% of the Guarantee Amount withdrawn or surrendered.

Any applicable interest adjustment(s) will be deducted from or added to the remaining Guarantee Amount(s), if any, or from all remaining Guarantee Amounts on a pro-rata basis. If, at the time a partial withdrawal is requested from a Guarantee Amount, the Guaranteed Interest Option value would be insufficient to permit the deduction of the interest adjustment from any remaining Guarantee Amounts, then the Company will not permit the partial withdrawal.

The imposition of an interest adjustment may have significant federal income tax consequences. (See FEDERAL TAX MATTERS, Taxation of Annuities.)

Category 2

The Company, in Category 2 states, offers guarantee periods of one year and no interest adjustment is imposed. Category 2 states include: Pennsylvania, Texas, Utah, and Wisconsin. Category 2 states may also include Maryland and New Jersey. Maryland and New Jersey offers will be limited to the DCA One Year Guarantee Period only. Contact the Company for information on availability in Maryland and New Jersey.

In Category 2 states an Owner may allocate some or all of the Net Purchase Payments and transfer some or all of the Contract Value to the Guaranteed Interest Option for one year periods. The Company also intends to offer a special one year Guarantee Period that allows transfers to other Subaccounts throughout the Guarantee Period (the "DCA One Year Guarantee Period"). Purchase Payments may be allocated to this DCA One Year Guarantee Period, but transfers are not allowed into it. Purchase payment allocations are limited to the first three contract years in Maryland and New Jersey. Contracts sold in Maryland and New Jersey prior to availability of the DCA One Year Guarantee Period do not contain the Guaranteed Interest Option.

The Guaranteed Interest Option is part of the Company's General Account and pays interest at declared rates, set at the sole discretion of the Company, that are guaranteed for one year. The principal, after deductions, is also guaranteed. The Company's General Account supports its insurance and annuity obligations. Since the Guaranteed Interest Option is part of the General Account, the Company assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.

The Guaranteed Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, nor the Guaranteed Interest Option, are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Interest Option which are included in this Prospectus are for the Owner's information. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Interest Option Value

The Guaranteed Interest Option value is the portion of the Contract Value allocated to the Guaranteed Interest Option. The Guaranteed Interest Option value reflects Net Purchase Payments allocated to and Contract Value transferred to 1) Guarantee Periods, 2) interest credited to Contract Value in Guarantee Periods, 3) transfers of Contract Value out of Guarantee Periods, 4) surrenders and partial withdrawals from Guarantee Periods, and 5) charges assessed in connection with the Contract. Guarantee Amounts are withdrawn or surrendered on a first-in-first-out basis. The Guaranteed Interest Option value is the sum of Guarantee Amounts under the Contract. The Guaranteed Interest Option value is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

Guarantee Periods

From time to time the Company will offer to credit Guaranteed Interest Option value with interest at a specific rate guaranteed for the following one-year period. The one-year period is known as a Guarantee Period. The Company will publish the effective annual interest rate applicable to each Guarantee Period. Net Purchase Payments allocated and Contract Value transferred to a Guarantee Period are guaranteed to earn that rate of interest during the period (provided that such payments and Contract Value are not withdrawn from the Guarantee Period or surrendered). The interest rate will always be equal to or greater than an effective annual rate of 3%.

A Guarantee Period begins as of the date Net Purchase Payments or transfers of Contract Value are made to the Guarantee Account and ends when 365 days have passed. Transfers of Contract Value to the DCA One-Year Guarantee Period are not permitted. The last day of the 365-day period is the expiration date for the Guarantee Period. During the 30-day period prior to the expiration date, the Owner may transfer the Guarantee Amount related to that Guarantee Period to a new one year Guarantee Period or to any Subaccount available at that time. Such transfers may be made at any time from the DCA One-Year Guarantee Period. At the expiration of a DCA One-Year Guarantee Period, any amount remaining will be transferred to the Money Market Subaccount. For Guarantee Periods other than the DCA One Year Guarantee Period, the Company will notify Owners of the interest rates applicable to the upcoming Guarantee Period thirty days prior to the expiration of a Guarantee Period. If an Owner does not respond to the notice with instructions as to how to reinvest the Guarantee Amount, then on the expiration date the Company will invest the Guarantee Amount in another one year Guarantee Period at the guaranteed rate then offered. If less than one year remains until the Annuity Date, the Company will credit interest to the Guarantee Amount at the guaranteed rate then applicable to a one year Guarantee Period.

The Company intends to credit Guarantee Amounts with interest at current rates in excess of the minimum guaranteed rate but is not obligated to do so. The Company has no specific formula for determining current interest rates. Current interest rates may be influenced by, but do not necessarily correspond to, prevailing general market interest rates. Guaranteed Interest Option Value will not share in the investment performance of the Company's General Account. Any interest credited on Guarantee Amounts in excess of the minimum guaranteed effective rate of 3% per year will be determined in the sole discretion of the Company. The Owner assumes the risk that interest credited may not exceed the minimum guaranteed rate.

The Company will not impose an interest adjustment on Guarantee Amounts withdrawn or surrendered or applied to an annuity payment option from the Guaranteed Interest Option.

Net Purchase Payment Preservation Program

An Owner may elect to allocate the initial Net Purchase Payment between the one year Guaranteed Period and the Variable Account so that at the end of the Guarantee Period, the portion of the initial Net Purchase Payment allocated to the Guarantee Amount will equal the initial Net Purchase Payment. This permits the Owner to allocate the remaining portion of the initial Net Purchase Payment to one or more Subaccounts and still be certain of having a Contract Value at the end of the Guarantee Period at least equal to the initial Net Purchase Payment. Upon request, the Company will calculate the portion of any initial Net Purchase Payment that must be allocated to a one-year Guarantee Period to achieve this result. The program is not available in Maryland and New Jersey.

Category 3

The Company does not intend to offer a guaranteed interest option in Category 3 states. Category 3 states are: Oregon and Washington.

                             CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

General. No charge for sales expenses is deducted from purchase payments at the time purchase payments are paid. However, within certain time limits described below, a surrender charge (contingent deferred sales charge) is deducted from the Contract Value if a partial withdrawal or surrender is made before the Annuity Date. Also, a surrender charge is deducted from amounts applied to annuity payment option 1. (See DESCRIPTION OF THE CONTRACT, Annuity Payments on the Annuity Date.)

Charge for Partial Withdrawal or Surrender. A charge is imposed on the partial withdrawal or surrender of purchase payments within seven years of their having been received by the Company. The surrender charge is the percentage of each such purchase payment specified in the table below and is separately calculated and applied to each purchase payment at any time when that purchase payment is withdrawn or surrendered. No surrender charge applies to Contract Value in excess of aggregate purchase payments. The surrender charge is calculated using the assumption that all Contract Value in excess of aggregate purchase payments is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis.

 Number of Full Years Between
 Date of Purchase Payment and                      Charge as Percentage
       Date of Surrender                           of Purchase Payment
 -------------------------------                   --------------------
              0                                            7%
              1                                            6%
              2                                            5%
              3                                            4%
              4                                            3%
              5                                            2%
              6                                            1%
              7 +                                          0%

Any applicable surrender charge is deducted pro-rata from the remaining Variable Contract Value in the Subaccounts from which the withdrawal is made or the remaining Guaranteed Interest Option value from the Guarantee Amounts from which the withdrawal is made. If such remaining Variable Contract Value or Guaranteed Interest Option value is insufficient for this purpose, the surrender charge is deducted pro-rata from all Subaccounts and Guarantee Amounts under the Contract.

Amounts Not Subject to Surrender Charge. In each Contract Year, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year.

Waiver of Surrender Charge. In most states, the Contract provides that, upon Written Notice from the Owner before the Annuity Date, the surrender charge will be waived on any partial withdrawal or surrender if the Annuitant is confined to a nursing home or hospital (as described in the Contract) or becomes terminally ill (as described in the Contract). This waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. As of May 1, 2001, those states include Kansas, New Jersey, Pennsylvania, and Texas.

The Company also offers an Executive Benefits Plan Endorsement in conjunction with certain deferred compensation plans. The executive benefits plan endorsement waives the surrender charges (deferred charges) on the contract (policy) to which it is attached subject to the following conditions:

1. the contract (policy) is surrendered and the proceeds are used to fund a new policy provided through CUNA Mutual Life Insurance Company or an affiliate;

2.   the contract (policy) is owned by a business or trust;

3.   the new contract (policy) is owned by the same entity;

4. the annuitant (insured) under the contract (policy) is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

5. the annuitant (insured) under the new contract is also a selected manager or highly compensated employee;

6. we receive an application for the new contract (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two contract (policy) years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

Annual Contract Fee

On each Contract Anniversary prior to the Annuity Date, the Company deducts from the Variable Contract Value an annual Contract fee of $30 to reimburse it for administrative expenses relating to the Contract. The fee is deducted from each Subaccount and from the Guaranteed Interest Option based on the proportion that the value of the Subaccount and the Guaranteed Interest Option bear to the total Contract Value. (In Texas and South Carolina, the fee is deducted from each Subaccount based on the proportion that the value of the Subaccount bears to the total Variable Contract Value.) The annual Contract fee also is deducted upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon annuitization. After the Annuity Date, the annual Contract fee is deducted from variable annuity payments. The Company does not deduct the annual Contract fee on Contracts with a Contract Value of $25,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Annuity Date when a Contract with a Contract Value of $25,000 or more has been annuitized.

Asset-Based Administration Charge

The Company deducts a daily administration charge to compensate it for certain expenses it incurs in administration of the Contract. The charge is deducted from the assets of the Variable Account at an annual rate of 0.15%.

Transfer Processing Fee

Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 for the 13th transfer and each subsequent transfer during a Contract Year. For the purpose of assessing such a transfer fee, each written request would be considered to be one transfer, regardless of the number of Subaccounts or Guarantee Amounts affected by the transfer. The transfer fee would be deducted from the Subaccount or Guarantee Amount from which the transfer is made. If a transfer is made from more than one Subaccount or Guarantee Amount at the same time, the transfer fee would be deducted pro-rata from the remaining Variable Contract Value in such Subaccount(s) or from the remaining Guarantee Amount.

Lost Contract Request

You can obtain a certification of your contract at no charge. There will be a $30 charge for a duplicate contract.

Mortality and Expense Risk Charge

To compensate the Company for assuming mortality and expense risks, the Company deducts a daily mortality and expense risk charge from the assets of the Variable Account. The charge is at a daily rate of 0.003425%. On an annual basis, this equates to 1.25% (approximately 0.85% for mortality risk and 0.40% for expense risk).

The mortality risk the Company assumes is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that the Company assumes also includes a guarantee to pay a death benefit if the Annuitant dies before the Annuity Date. The expense risk that the Company assumes is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

The Company may use any profits from this charge to finance other expenses, including distribution expenses related to the Contracts.

Fund Expenses

Because the Variable Account purchases shares or units of the various Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds. (See EXPENSE TABLES and the accompanying current prospectuses for Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust.)

Premium Taxes

Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates are subject to change from time to time by legislative and other governmental action. In addition, other government units within a state may levy such taxes. The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, the jurisdiction may require payment (a) from purchase payments as they are received, (b) from Contract Value upon withdrawal or surrender, (c) from adjusted Contract Value upon application to an annuity payment option, or (d) upon payment of a death benefit. The Company will forward payment to the taxing jurisdiction when required by law. Although the Company reserves the right to deduct premium taxes at the time such taxes are paid to the taxing authority, currently the Company does not deduct premium tax from the Owner's Contract Value until the Contract is annuitized.


The Company, upon request, will provide current premium tax rates. To obtain this information, contact the Company at the address and telephone number shown on the first page of this prospectus. As of January 1, 2002, the Contracts offered by this Prospectus were subject to tax in the states shown below:


=============================== ============= =============
State                           Non-Qualified Qualified
=============================== ============= =============
California                      2.35%         0.50%
Maine                           2.00%         0.00%
Nevada                          3.50%         0.00%
South Dakota                    1.25%         0.00%
West Virginia                   1.00%         1.00%
Wyoming                         1.00%         0.00%
=============================== ============= =============

Other Taxes

Currently, no charge is made against the Variable Account for any federal, state, or local taxes (other than premium taxes) that the Company incurs or that may be attributable to the Variable Account or the Contracts. The Company may, however, make such a charge in the future from Surrender Value, death benefits, or annuity payments, as appropriate. Such taxes may include taxes (levied by any government entity) which the Company determines to have resulted from: (1) the establishment or maintenance of the Variable Account, (2) receipt by the Company of purchase payments, (3) issuance of the Contracts, or (4) the payment of annuity payments.

                             ANNUITY PAYMENT OPTIONS

Election of Annuity Payment Options

On the Annuity Date, the adjusted Contract Value will be applied under an annuity payment option, unless the Owner elects to receive the Surrender Value in a single sum. (See DESCRIPTION OF THE CONTRACT, Annuity Payments on the Annuity Date.) If an election of an annuity payment option is not on file at the Company's Home Office on the Annuity Date, the proceeds will be paid as a life income annuity with payments for ten years guaranteed. An annuity payment option may be elected, revoked, or changed by the Owner at any time before the Annuity Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Notice signed by the Owner and/or Beneficiary, as appropriate. The Owner may elect to apply any portion of the adjusted Contract Value to provide either variable annuity payments or fixed annuity payments or a combination of both.

Before the Annuity Date, the Owner can apply the entire Surrender Value under an annuity payment option, or a Beneficiary can apply the death benefit under an annuity payment option. The annuity payment options available are described below.

The Company reserves the right to refuse the election of an annuity payment option other than paying the adjusted Contract Value in a lump sum if the total amount applied to an annuity payment option would be less than $2,500, or each annuity payment would be less than $25.00.

Fixed Annuity Payments

Fixed annuity payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. The amount of each payment depends only on the form and duration of the annuity payment option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the annuity payments, and the applicable annuity purchase rates in the Contract. The annuity purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. The Company may, in its sole discretion, make annuity payments in an amount based on a higher interest rate.

Variable Annuity Payments

The dollar amount of the first variable annuity payment is determined in the same manner as that of a fixed annuity payment. Therefore, for any particular amount applied to a particular annuity payment option, the dollar amount of the first variable annuity payment and the first fixed annuity payment (assuming such fixed payment is based on the minimum guaranteed 3.5% interest rate) would be the same. Variable annuity payments after the first payment are similar to fixed annuity payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner or Payee.

The net investment performance of a Subaccount is translated into a variation in the amount of variable annuity payments through the use of Annuity Units. The amount of the first variable annuity payment associated with each Subaccount is applied to purchase Annuity Units at the Annuity Unit value for the Subaccount on the Annuity Date. The number of Annuity Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Annuity Units is made as described below. Each Subaccount has a separate Annuity Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable annuity payment after the first is equal to the sum of the amounts determined by multiplying the number of Annuity Units under a Contract of a particular Subaccount by the Annuity Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

After the Annuity Date, a Payee may change the selected Subaccount(s) by Written Notice up to four times per Contract Year. Such a change will be made by exchanging Annuity Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Annuity Unit value calculations and variable annuity payment calculations.

Description of Annuity Payment Options

Option 1 - Interest Income. (Fixed Annuity Payments Only) The proceeds are left with the Company to earn interest at a compound annual rate to be determined by the Company but not less than 3.5%. Interest will be paid every month or every 12 months as the Owner or Payee selects. Under this option, the Payee may withdraw part or all of the proceeds at any time. This option may not be available in all states.

Option 2 - Income For a Fixed Term. (Fixed Annuity Payments Only) The proceeds are paid out in equal monthly installments for a fixed number of years between 5 and 30. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 3A - Life Income With Specified Number of Years Guaranteed. The proceeds are paid in monthly installments during the Payee's lifetime with the guarantee that payments will be made for a period of ten years or twenty years. In the event of the Payee's death before the expiration of the specified number of years, a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 3B - Life Income With Special Specified Number of Years Guaranteed. (Fixed Annuity Payments Only) The same as Option 3A except that the specified number of years selected is at least that which is necessary for the total of all guaranteed payments to equal the amount of proceed applied under this option.

Option 3C - Life Income. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Payee. Under this option, a Payee could receive only one payment if the Annuitant dies after the first payment, two payments if the Annuitant dies after the second payment, etc.

Option 4 - Joint and Survivor Life Income - 10 Year Guaranteed Period Certain. The proceeds are paid out in monthly installments for as long as either of two joint Payees (Annuitants) remain alive. If after the second Payee dies, payments have been made for fewer than 10 years, payments will be made to any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee. In addition to the 10 year guaranteed period certain, the company currently makes additional periods certain available under this option, including periods certain of 5 years, 15 years, and 20 years.

The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the Payee's age (and if applicable, gender). Age will be determined from the last birthday at the due date of the first payment.


Option 5 -Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Annuity Payments Only). The proceeds adjusted for inflation as described below are paid in monthly installments during the Payee's lifetime with the guarantee that payments will be made for a period of ten years or twenty years. In the event of the Payee's death before the expiration of the specified number of years, a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 6 - Joint and Survivor Life Income - Payments Adjusted For Inflation - 10 year Guaranteed Period Certain (Fixed Annuity Payments Only). The proceeds adjusted for inflation as described below are paid out in monthly installments for as long as either of two joint Payees (Annuitants) remain alive. If after the second Payee dies, payments have been made for fewer than 10 years, payments will be made to any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee. In addition to the 10 year guaranteed period certain, the company currently makes additional periods certain available under this option, including periods certain of 5 years, 15 years, and 20 years.

Option 7 -Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Annuity Payments Only). We will pay monthly annuity payments adjusted for inflation as described below for as long as the original Payee lives. The total amount paid under this option will be at least equal to the Contract Value applied. If the original Payee dies and the total of all annuity payments paid is less than the Contract Value applied to this option, the difference will be payable to the successor Payee in a lump sum. If there is no successor Payee, it will be payable to the Payee's estate.

Option 8 - Joint and Survivor Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Annuity Payments Only). We will pay monthly annuity payments adjusted for inflation as described below for as long as either of the original Payees is living. The total amount paid under this option will be at least equal to the Contract Value applied. If at the death of the second surviving Payee, the total of all annuity payments paid is less than the Contract Value applied to this option, the difference will be payable to the successor Payee in a lump sum. If there is no successor Payee, it will be payable to the last surviving Payee's estate.

Adjustments for Inflation. For Options 5, 6, 7, and 8, income payments will be adjusted for inflation at the beginning of each calendar year. The adjustment is based on the percentage increase in the Consumer Price Index - Urban Wage Earners and Clerical Workers (Current Series) for the 12-month period ended September 30 of the prior calendar year. If the change in the index is negative, no adjustment will be made. If the CPI-W is discontinued, a substitute index will be used. Such substitute index may be subject to approval by your state insurance department. We reserve the right to discontinue offering settlement options 5, 6, 7, and 8 if the U.S. Treasury Department no longer issues new Treasury Inflation Protection Securities.


Alternate Payment Option. In lieu of one of the above options, the adjusted Contract Value or death benefit, as applicable, may be applied to any other payment option made available by the Company or requested and agreed to by the Company.

                            YIELDS AND TOTAL RETURNS

From time to time, the Company may advertise or include in sales literature yields, effective yields, and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. The Company also may, from time to time, advertise or include in sales literature Subaccount performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Fund. The performance of a Fund in part reflects its expenses. See the prospectuses for the Funds.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each month over a 12-month period and is shown as a percentage of the investment.

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time. For periods prior to the date the Variable Account commenced operations, non-standard performance information will be calculated based on the performance of the various Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts. When a Subaccount has been in operation for one, five, and ten years, respectively, the total standard returns for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if an Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to the standard version described above, total return performance information computed on two different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, the Company may from time to time disclose cumulative total returns for Contracts funded by Subaccounts.

From time to time, yields, standard average annual total returns, and non-standard total returns for the Funds may be disclosed, including such disclosures for periods prior to the date the Variable Account commenced operations.

Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

In advertising and sales literature, the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS's rankings compare variable life and variable universal life issuers. The performance analyses prepared by Lipper, VARDS and Morningstar each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which Funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for transaction costs or expenses of operating and managing an investment portfolio. The Lehman Bond Indexes represent unmanaged groups of securities of various issuers and terms to maturity which are representative of bond market performance. The Consumer Price Index is a statistical measure of changes in the prices of goods and services over time published by the U.S. Bureau of Labor Statistics. Lipper Performance Summary Averages represent the average annual total return of all the funds (within a specified investment category) that are covered by the Lipper Analytical Services Variable Insurance Products Performance Analysis Service. Other independent ranking services and indices may also be used for performance comparisons.

The Company may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested on a tax-deferred basis which can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience is positive.

                               FEDERAL TAX MATTERS

The Following Discussion is General and
Is Not Intended as Tax Advice

Introduction

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent tax adviser before making a transaction. This discussion is based upon the Company's understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on the Company's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each underlying Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although the Company does not have direct control over the Funds in which the Variable Account invests, we believe that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable annuity contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contractowners were not owners of separate account assets. For example, the Owner of a Contract has the choice of one or more Subaccounts in which to allocate Net Purchase Payments and Contract Values, and may be able to transfer among Subaccounts more frequently than in such rulings. These differences could result in an Owner being treated as the Owner of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the Owner of the assets of the Variable Account.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any owner dies on or after the annuity date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if any owner dies prior to the annuity date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a "designated Beneficiary" and which is distributed over the life of such annuitant or over a period not extending beyond the life expectancy of that annuitant, provided that such distributions begin within one year of that owner's death. The owner's "designated Beneficiary" is the person designated by such owner as an annuitant and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the owner's "designated Beneficiary" is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as annuity payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

Any annuity contract owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. The Contract Value immediately before a partial withdrawal may have to be increased by any positive interest adjustment which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of interest adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of an interest adjustment. Surrenders are treated as taxable income to the extent that the amount received exceeds the investment in the contract.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

  (1)  made on or after the taxpayer reaches age 59 1/2;

  (2) made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

  (3)  attributable to the taxpayer's becoming disabled;

  (4) as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;

  (5) made under certain annuities issued in connection with structured settlement agreements; and

  (6) made under an annuity contract that is purchased with a single purchase payment when the Annuity Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the annuity payment period.

Other tax penalties may apply to certain distributions under a Qualified
Contract.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

Transfers, Assignments, or Exchanges of a Contract

A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects.

Withholding

Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

"Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Multiple Contracts

All non-qualified deferred annuity Contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, a contract owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Plans

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans.

Contractowners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of such plans.

For qualified plans under Section 401(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later tan the later of April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRA contributions are limited each year to the lesser of $2,000 or 100% of the amount of compensation includible in the Owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they were distributed during the five taxable years beginning with the year in which the conversion was made.

Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (Social Security) taxes. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to loan amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Certain Deferred Compensation Plans. Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental
Section 457 plan, all investments are owned by the sponsoring employer, are subject to the claims of the general creditors of the employer, and, depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts distributed under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Possible Charge for the Company's Taxes

At the present time, the Company makes no charge to the Subaccounts for any Federal, state, or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect the Company's understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

                          DISTRIBUTION OF THE CONTRACTS

The Contracts will be offered to the public on a continuous basis. The Company does not anticipate discontinuing the offering of the Contracts, but reserves the right to discontinue the offering. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell the Company's variable annuity Contracts and who are also registered representatives of CUNA Brokerage or broker-dealers having selling agreements with CUNA Brokerage or broker-dealers having selling agreements with such broker-dealers. CUNA Brokerage is an indirect wholly-owned subsidiary of CUNA Mutual and is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

CUNA Brokerage acts as the principal underwriter, as defined in the Act, of the Contracts for the Variable Account pursuant to an underwriting agreement between the Company and CUNA Brokerage. CUNA Brokerage is not obligated to sell any specific number of Contracts. CUNA Brokerage maintains an Office of Supervisory Jurisdiction at the same address as the Company. CUNA Brokerage's principal business address is the same as that of CUNA Mutual.

The Company may pay sales commissions to broker-dealers up to an amount equal to 6% of the purchase payments paid under a Contract. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. The Company also may pay other distribution expenses such as agents' insurance and pension benefits, agency expense allowances, and overhead attributable to distribution. In addition, the Company may from time to time pay or allow additional promotional incentives in the form of cash or other compensation. These distribution expenses do not result in any additional charges under the Contracts that are not described under CHARGES AND DEDUCTIONS.

                                LEGAL PROCEEDINGS

The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

                                  VOTING RIGHTS

In accordance with its view of current applicable law, the Company will vote Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

The number of votes that an Owner or Annuitant has the right to instruct will be calculated separately for each Subaccount of the Variable Account, and may include fractional votes. Prior to the Annuity Date, an Owner holds a voting interest in each Subaccount to which the Contract Value is allocated. After the Annuity Date, the Annuitant has a voting interest in each Subaccount from which variable annuity payments are made.

For each Owner, the number of votes attributable to a Subaccount will be determined by dividing the Contract Value attributable to that Owner's Contract in that Subaccount by the net asset value per share of the Fund in which that Subaccount invests. For each Annuitant, the number of votes attributable to a Subaccount will be determined by dividing the liability for future variable annuity payments to be paid from that Subaccount by the net asset value per share of the Fund in which that Subaccount invests. This liability for future payments is calculated on the basis of the mortality assumptions, the 3.5% assumed investment rate used in determining the number of Annuity Units of that Subaccount credited to the Annuitant's Contract and the Annuity Unit value of that Subaccount on the date that the number of votes is determined. As variable annuity payments are made to the Annuitant, the liability for future payments decreases as does the number of votes.

The number of votes available to an Owner or Annuitant will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Fund. Each Owner or Annuitant having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

Fund shares for which no timely instructions are received and shares held by the Company in a Subaccount for which no Owner or Annuitant has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter.

                                COMPANY HOLIDAYS


The Company is closed on the following holidays: New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The Company is closed on the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.

                              FINANCIAL STATEMENTS


The audited financial statements of the Variable Annuity Account as of December 31, 2001, including a statement of assets and liabilities, a statement of operations for the year then ended, a statement of changes in net assets for the years ended December 31, 2001 and 2000, and accompanying notes, as well as the Independent Accountants Report, are included in the Statement of Additional Information.

The statutory basis statements of admitted assets, liabilities, and surplus for the Company as of December 31, 2001 and 2000, and the related statutory basis statements of operations, changes in unassigned surplus, and cash flows for the years ended December 31, 2001, 2000 and 1999, as well as the Independent Accountants Report are contained in the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS..............................................1
         The Contract.......................................................1
         Incontestability...................................................1
         Misstatement of Age or Sex.........................................1
         Participation......................................................1

PRINCIPAL UNDERWRITER.......................................................1

CALCULATION OF YIELDS AND TOTAL RETURNS.....................................1
         Money Market Subaccount Yields.....................................1
         Other Subaccount Yields............................................3
         Average Annual Total Returns.......................................4
         Other Total Returns................................................7
         Effect of the Annual Contract Fee on Performance Data..............8

VARIABLE ANNUITY PAYMENTS...................................................9
         Assumed Investment Rate............................................9
         Amount of Variable Annuity Payments................................9
         Annuity Unit Value.................................................9

TERMINATION OF PARTICIPATION AGREEMENTS....................................10
         T. Rowe Price International Series, Inc...........................10
         MFS Variable Insurance Trust......................................11
         Oppenheimer Variable Account Funds................................11
         Templeton Variable Insurance Products Trust.......................11

LEGAL MATTERS..............................................................12

EXPERTS....................................................................12

OTHER INFORMATION..........................................................12

FINANCIAL STATEMENTS.......................................................13

CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT..................................14

CUNA MUTUAL LIFE INSURANCE COMPANY.........................................28

You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling us at the address or telephone number shown at the beginning of this Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                       CUNA Mutual Life Insurance Company
                                2000 Heritage Way
                               Waverly, Iowa 50677
                                 (800) 798-5500

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

         Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information contains additional information to that already provided in the Prospectus for the individual flexible premium deferred variable annuity contract (the "Contract") offered by CUNA Mutual Life Insurance Company (the "Company").

This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with Prospectuses for the following:

         1.   Contract;
         2.   Ultra Series Fund;
         3.   T. Rowe Price International Series, Inc.;
         4.   MFS(R)Variable Insurance TrustSM ("MFS Variable Insurance Trust");
         5.   Oppenheimer Variable Account Funds; and
         6.   Templeton Variable Insurance Products Trust.

The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.



                                   May 1, 2002

                                TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS................................................1

The Contract..................................................................1
Incontestability..............................................................1
Misstatement of Age or Sex....................................................1
Participation.................................................................1

CALCULATION OF YIELDS AND TOTAL RETURNS.......................................1

Money Market Subaccount Yields................................................1
Other Subaccount Yields.......................................................3
Average Annual Total Returns..................................................4
Other Total Returns...........................................................7
Effect of the Annual Contract Fee on Performance Data.........................8

VARIABLE ANNUITY PAYMENTS.....................................................9

Assumed Investment Rate.......................................................9
Amount of Variable Annuity Payments...........................................9
Annuity Unit Value............................................................9

TERMINATION OF PARTICIPATION AGREEMENTS.......................................10

T. Rowe Price International Series, Inc.......................................10
MFS Variable Insurance Trust..................................................11
Oppenheimer Variable Account Funds............................................11
Templeton Variable Insurance Products Trust...................................11

LEGAL MATTERS.................................................................12

EXPERTS.......................................................................12

OTHER INFORMATION.............................................................12

FINANCIAL STATEMENTS..........................................................13

Report of Independent Accountants.............................................15

                         ADDITIONAL CONTRACT PROVISIONS

The Contract

The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. The Company will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability

The Company will not contest the Contract.

Misstatement of Age or Sex

If the age or sex (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and sex (if applicable).

Participation

The Contract may participate in the Company's divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Annuity Date would be paid with each annuity payment.

                              PRINCIPAL UNDERWRITER


CUNA Brokerage Services, Inc., ("CUNA Brokerage"), an affiliate of CUNA Mutual, is the principal underwriter of the variable annuity contracts described herein. The offering of the contract is continuous. CUNA Mutual does not anticipate discontinuing the offering of the Contract, but does reserve the right to do so. CUNA Brokerage received $ in 2001, $22,761,632.00 in 2000, $23,489,271.00 in
1999,  $22,006,124  in  1998,  $18,675,904  in  1997,  $15,144,129  in 1996  and
$5,709,829 in 1995, as commissions for serving as principal underwriter of the variable annuity contracts.


                     CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, the Company may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Money Market Subaccount Yields

From time to time, advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Ultra Series Fund's Money Market Fund or on that Fund's portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation), and exclusive of income other than investment income at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of 1 unit of the Money Market Subaccount at the beginning of the period. Then dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects: 1) net income from the Fund attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract which are attributable to the hypothetical account.

The charges and deductions include the per unit charges for the hypothetical account for: 1) the annual Contract fee; 2) the mortality and expense risk charge; and (3) the asset-based administration charge.

For purposes of calculating current yields for a Contract, an average per unit Contract fee is used based on the $30 annual Contract fee deducted at the end of each Contract Year. Current Yield is calculated according to the following formula:

         Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

         NCS      =    the net change in the value of the
                       Money Market Fund (exclusive of realized gains or
                       losses on the sale of securities and unrealized
                       appreciation and depreciation), and exclusive of
                       income other than investment income for the seven-day
                       period attributable to a hypothetical account having
                       a balance of 1 Subaccount unit.
         ES       =    per unit expenses attributable to the hypothetical
                       account for the seven-day period.
         UV       =    the unit value for the first day of the seven-day period.

         Effective yield  =  (1 + ((NCS-ES)/UV)) 365/7 -  1

Where:

         NCS      =    the net change in the value of the
                       Money Market Fund (exclusive of realized gains or
                       losses on the sale of securities and unrealized
                       appreciation and depreciation) for the seven-day
                       period attributable to a hypothetical account having
                       a balance of 1 Subaccount unit.
         ES       =    per unit expenses attributable to the hypothetical
                       account for the seven-day period.
         UV       =    the unit value for the first day of the seven-day period.

Because of the charges and deductions imposed under the Contract, the yield for the Money Market Subaccount is lower than the yield for the Money Market Fund.

The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

Yield calculations do not take into account the surrender charge under the Contract equal to 1% to 7% of certain purchase payments during the seven years subsequent to each payment being made. A surrender charge will not be imposed upon surrender or partial withdrawal in any Contract Year on an amount equal to 10% of the aggregate purchase payments subject to the surrender charge as of the time of the first withdrawal or surrender in that Contract Year.

Other Subaccount Yields

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

The yield is computed by:

     1) dividing the net investment income of the Fund attributable to the Subaccount units less Subaccount expenses for the period; by

     2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

     3)   compounding that yield for a six-month period; and by

     4)   multiplying that result by 2.

Expenses attributable to the Subaccount include the annual contract fee, the asset-based administration charge and the mortality and expense risk charge. The yield calculation assumes a contract fee of $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average contract fee based on the average Contract Value in the Variable Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

Yield    =        2 X (((NI - ES)/(U X UV) + 1)6 - 1)

Where:

         NI       =    net income of the portfolio for
                       the 30-day or one-month period attributable to the
                       Subaccount's units.
         ES       =    expenses of the Subaccount for the 30-day or one-month
                       period.
         U        =    the average number of units outstanding.
         UV       =    the unit value at the close (highest) of the last day in
                       the 30-day or one-month period.

Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount is lower than the yield for the corresponding Fund.

The yield on the amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and that Fund's operating expenses.

Yield calculations do not take into account the surrender charge under the Contract equal to 1% to 7% of certain purchase payments during the seven years subsequent to each payment being made. A surrender charge will not be imposed upon surrender or partial withdrawal in any Contract Year on an amount equal to 10% of the aggregate purchase payments subject to the surrender charge as of the time of the first withdrawal or surrender in that Contract Year.

Average Annual Total Returns

From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

When a Subaccount or Fund has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

Standard average annual total returns are calculated using Subaccount unit values which the Company calculates on each Valuation Day based on the performance of the Subaccount's underlying Fund, the deductions for the mortality and expense risk charge, the deductions for the asset-based administration charge and the annual Contract fee. The calculation assumes that the Contract fee is $30 per year per Contract deducted at the end of each Contract year. For purposes of calculating average annual total return, an average per-dollar per-day Contract fee attributable to the hypothetical account for the period is used. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Total returns will therefore reflect a deduction of the surrender charge for any period less than eight years. The total return is calculated according to the following formula:

         TR       =    ((ERV/P)1/N) - 1
Where:
         TR       =    the average annual total return net of Subaccount
                       recurring charges.
         ERV      =    the ending redeemable value (net of any applicable
                       surrender charge) of the hypothetical account at the end
                       of the period.
         P        =    a hypothetical initial payment of $1,000.
         N        =    the number of years in the period.

*****Such average annual total return information for the Subaccounts is as follows:


                                  Period Since Inception
  Subaccount                       6/1/94 to 12/31/01       12/31/99 to 12/31/01
  Money Market                               %                      %
  Bond                                       %                      %
  MFS Global Governments                     %                      %
  Oppenheimer High Income                  %**                      %
  Balanced                                   %                      %
  Growth and Income Stock                    %                      %
  Capital Appreciation Stock                 %                      %
  Mid-Cap Stock                           %***                      %
  MFS Emerging Growth                       %*                      %
  T.Rowe International Stock                 %                      %
  Templeton Developing Markets             %**                      %

  * For the period May 1, 1996 through December 31, 2001.
 ** For the period May 1, 1997 through December 31, 2001.
*** For the period May 1, 1999 through December 31, 2001.


From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the Variable Account or any Subaccount commenced operations. The Money Market, Bond, Balanced, and Growth & Income Stock Funds commenced operations in January, 1985. The Capital Appreciation Stock Fund commenced operations in January, 1994. The Mid-Cap Stock Fund commenced operations in May, 1999. The T. Rowe Price International Stock Portfolio of the T. Rowe Price International Series, Inc. commenced operations in March, 1994. The MFS(R) Global Governments SeriesSM ("MFS Global Governments Series") and MFS(R) Emerging Growth SeriesSM ("MFS Emerging Growth Series") of the MFS Variable Insurance Trust commenced operations in June, 1994, and July, 1995, respectively. The Oppenheimer High Income Fund/VA ("Oppenheimer High Income Fund/VA") commenced operations in 1986. The Templeton Developing Markets Securities Fund commenced operations on March 4, 1996, and began issuing Class 2 shares ("Templeton Developing Markets Securities Fund: Class 2") on May 1, 1997.

Performance information for the Subaccounts for periods prior to the inception of the Variable Account is calculated according to the formula shown on the previous page, based on the performance of the Funds and the assumption that the corresponding Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts.

Such average annual total return information for the Subaccounts is as follows:


                                             For the        For the            For the         For the period
                                             1-year         5-year             10-Year         from date
                                             period         period             period          of inception
                                             ended          ended              ended           of fund to
   Subaccount                                12/31/01       12/31/01           12/31/01        12/31/01
   Money Market                               %                %                 %                %
   Bond                                       %                %                 %                %
   MFS Global Governments**                   %                %                 %                %
   Oppenheimer High Income+                   %                %                 %                %
   Balanced                                   %                %                 %                %
   Growth and Income Stock                    %                %                 %                %
   Capital Appreciation Stock*                %                %                 %                %
   Mid-Cap Stock++                            %                %                 %                %
   MFS Emerging Growth***                     %                %                 %                %
   T.Rowe International Stock**               %                %                 %                %
   Templeton Developing Markets****           %                %                 %                %

   * For the period January 2, 1994 through December 31, 2001. ** For the period June 1, 1994 through December 31, 2001.
 *** For the period May 1, 1996 through December 31, 2001. **** For the period May 1, 1997 through December 31, 2001.
   + For the period April 30, 1986 through December 31, 2001. ++ For the period May 1, 1999 through December 31, 2001.

Other Total Returns

From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the surrender charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered or withdrawn.

Such average annual total return information for the Subaccounts is as follows:


                                Period Since Inception
 Subaccount                      6/1/94 to 12/31/01         12/31/99 to 12/31/01
 Money Market                           %                              %
 Bond                                   %                              %
 MFS Global Governments                 %                              %
 Oppenheimer High Income              %**                              %
 Balanced                               %                              %
 Growth and Income Stock                %                              %
 Capital Appreciation Stock             %                              %
 Mid-Cap Stock                       %***                              %
 MFS Emerging Growth                   %*                              %
 T. Rowe International Stock            %                              %
 Templeton Developing Markets         %**                              %

  *For the period May 1, 1996 through December 31, 2001.
 **For the period May 1, 1997 through December 31, 2001.
***For the period May 1, 1999 through December 31, 2001.


The chart below corresponds to the chart on the previous page showing returns for periods prior to the date the Variable Account commenced operations, except that the chart below does not reflect the surrender charge.

Such average annual total return information for the Subaccounts is as follows:


                                            For the           For the           For the              For the period
                                            1-year            5-year            10-Year              from date
                                            period            period            period               of inception
                                            ended             ended             ended                of fund to
   Subaccount                               12/31/01          12/31/01          12/31/01             12/31/01
   Money Market                                %                %                 %                        %
   Bond                                        %                %                 %                        %
   MFS Global Governments**                    %                %                 %                        %
   Oppenheimer High Income+                    %                %                 %                        %
   Balanced                                    %                %                 %                        %
   Growth and Income Stock                     %                %                 %                        %
   Capital Appreciation Stock*                 %                %                 %                        %
   Mid-Cap Stock++                             %                %                 %                        %
   MFS Emerging Growth***                      %                %                 %                        %
   T.Rowe International Stock**                %                %                 %                        %
   Templeton Developing Markets****            %                %                 %                        %

         * For the period January 2, 1994 through December 31, 2001.
        ** For the period June 1, 1994 through December 31, 2001.
       *** For the period May 1, 1996 through December 31, 2001.
      **** For the period May 1, 1997 through December 31, 2001.
         + For the period April 30, 1986 through December 31, 2001. ++ For the period May 1, 1999 through December 31, 2001.


The Company may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

         CTR      =    (ERV/P) - 1
Where:
         CTR      =    The cumulative total return net of Subaccount recurring
                       charges for the period.
         ERV      =    The ending redeemable value of the hypothetical
                       investment at the end of the period.
         P        =    A hypothetical single payment of $1,000.

Effect of the Annual Contract Fee on Performance Data

The Contract provides for a $30 annual Contract fee to be deducted annually at the end of each Contract Year, from the Subaccounts based on the proportion of the Variable Contract Value invested in each such Subaccount. For purposes of reflecting the Contract fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Variable Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

                            VARIABLE ANNUITY PAYMENTS

Assumed Investment Rate

The discussion concerning the amount of variable annuity payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. This rate does not bear any relationship to the actual net investment experience of the Variable Account or of any Subaccount.

Amount of Variable Annuity Payments

The amount of the first variable annuity payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable annuity payment as of the Annuity Date, the annuity payment option selected, and the age and sex (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first annuity payment under each annuity payment option for each $1,000 applied at various ages. These tables are based upon the 1983 Table A (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable annuity payment derived from a Subaccount is divided by the Annuity Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Annuity Units for Annuity Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable annuity payment derived from each Subaccount is determined by multiplying the number of Annuity Units of that Subaccount attributable to that Contract by the value of such Annuity Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Annuity Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable annuity payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of annuity payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable annuity payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first annuity payment in the next year will be approximately 1 1/2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first annuity payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Annuity Payments" in the Prospectus.)

Annuity Unit Value

The value of an Annuity Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Variable Contract Value" in the Prospectus.) The Annuity Unit value for each Subaccount's first Valuation Period was set at $100. The Annuity Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

     (1)  is the Accumulation Unit value for the current Valuation Period;
     (2) is the Accumulation Unit value for the immediately preceding Valuation Period;
     (3) is the Annuity Unit value for the immediately preceding Valuation Period; and
     (4) is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable annuity payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit value and the amount of several variable annuity payments based on one Subaccount.

Illustration of Calculation of Annuity Unit Value
1.  Accumulation Unit value for current Valuation Period                             12.56
2.  Accumulation Unit value for immediately preceding Valuation Period               12.55
3.  Annuity Unit value for immediately preceding Valuation Period                   103.41
4.  Factor to compensate for the assumed investment rate of 3.5%                      0.99990575
5.  Annuity Unit value of current Valuation Period ((1) / (2)) x (3) x (4)          103.48

Illustration of Variable Annuity Payments
1.   Number of Accumulation Units at Annuity Date                                 1,000.00
2.   Accumulation Unit value                                                        $18.00
3.   Adjusted Contract Value (1)x(2)                                            $18,000.00
4.   First monthly annuity payment per $1,000 of adjusted Contract Value             $5.63
5.   First monthly annuity payment (3)x(4), 1,000                                  $101.34
6.   Annuity Unit value                                                             $98.00
7.   Number of Annuity Units (5), (6)                                                 1.034
8.   Assume Annuity Unit value for second month equal to                            $99.70
9.   Second monthly annuity payment (7)x(8)                                        $103.09
10.  Assume Annuity Unit value for third month equal to                             $95.30
11.  Third monthly annuity payment (7)x(10)                                         $98.54

                     TERMINATION OF PARTICIPATION AGREEMENTS

The participation agreements pursuant to which the Funds sell their shares to the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

T. Rowe Price International Series, Inc.

The agreement between the Company and T. Rowe Price International Series, Inc. (and its principal underwriter) provides for termination as it applies to any Fund covered by the agreement: (1) by any party upon six months prior written notice to the other parties or in the event that (subject to certain conditions) formal proceedings are initiated against any other party by the SEC or another regulator or in the event that any other party suffers a material adverse change in its business, operations, financial condition or prospects or suffers material adverse publicity, (2) by the Company upon Written Notice to the other parties if shares of the Fund are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in conformity with applicable laws or such laws preclude the use of such shares as investment media for the Contracts, (3) by the Company upon Written Notice to the other parties in the event that the Fund fails to meet certain Code requirements described in the agreement, (4) by T. Rowe Price International Series, Inc. or its principal underwriter upon 45 days written notice to the Company, and (5) by T. Rowe Price International Series, Inc. or its principal underwriter upon written notice to the Company in the event that the Contracts fail to meet certain Code requirements described in the agreement.

MFS Variable Insurance Trust

The agreement between the Company and MFS Variable Insurance Trust (and its investment adviser) provides for termination as it applies to any Fund covered by the agreement: (1) by any party upon six months prior written notice to the other parties, or in the event that (subject to certain conditions) formal proceedings are initiated against any other party by the SEC or another regulator, or (subject to certain conditions) in the event that the Company should substitute shares of another Fund for the Fund, (2) by any party upon written notice to the other parties in the event that any other party suffers a material adverse change in its business, operations, financial condition or prospects or suffers material adverse publicity, or in the event that another party materially breaches any provision of the agreement, (3) by the Company upon prompt written notice to the other parties if shares of the Fund are not reasonably available to meet the requirements of the Contracts or are not appropriate funding vehicles for the Contracts, and (4) upon assignment of the agreement by any party unless the other parties agree in writing to the assignment.

Oppenheimer Variable Account Funds

The agreement between the Company and Oppenheimer Variable Account Funds (and its investment adviser) provides for termination as it applies to any Fund covered by the agreement: (1) by any party upon six months prior written notice to the other parties, or in the event that (subject to certain conditions) formal proceedings are initiated against any other party, (2) by the Company upon prompt written notice to the other parties if shares of the Fund are not reasonably available to meet the requirements of the Contracts or are not appropriate funding vehicles for the Contracts, and (3) by Oppenheimer Variable Account Funds upon six months written notice if it determines an irreconcilable material conflict cannot be remedied.

Templeton Variable Insurance Products Trust

Generally, the agreement between the Company and Templeton Variable Insurance Products Trust (and its principal underwriter) provides for termination as it applies to any Fund covered by the agreement: (1) by any party in its entirety or with respect to one, some or all portfolios or any reason by sixty (60) days advance written notice delivered to the other parties, (2) by any party upon written notice to the other parties in the event that any other party suffers a material adverse change in its business, operations, financial condition or prospects or suffers material adverse publicity, or in the event that another party materially breaches any provision of the agreement, (3) by Templeton Variable Insurance Products Trust or its principal underwriter upon 45 days written notice to the Company, and (4) upon assignment of the agreement by any party unless the other parties agree in writing to the assignment. This is a summary only; other provisions and conditions may apply.

                                  LEGAL MATTERS

All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Barbara L. Secor, Esquire, Assistant Vice President and Associate General Counsel of the Company.

                                     EXPERTS


The financial statements of the Variable Annuity Account as of December 31, 2001, including a statement of assets and liabilities, a statement of operations for the year then ended, a statement of changes in net assets for the years ended December 31, 2001 and 2000, and accompanying notes are included in this Statement of Additional Information. The financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.



The statutory basis statements of admitted assets, liabilities and surplus of the Company as of December 31, 2001 and 2000, and the related statements of operations, changes in unassigned surplus, and cash flows for the years ended December 31, 2001, 2000 and 1999, are included in this Statement of Additional Information. The 2000 and 1999 financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The report of PricewaterhouseCoopers LLP covering the December 31, 2001, financial statements contains an explanatory paragraph that states that the Company prepared the financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from generally accepted accounting principles.


                                OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS


The audited financial statements of the Variable Account as of December 31, 2001, including a statement of assets and liabilities, a statement of operations for the year then ended, a statement of changes in net assets for the years ended December 31, 2001 and 2000, and accompanying notes, as well as the Independent Accountants Report are included in this Statement of Additional Information.

The Company's statutory basis statements of admitted assets, liabilities and surplus as of December 31, 2001 and 2000, and the related statutory basis statements of operations, changes in unassigned surplus, and cash flows for the years ended December 31, 2001, 2000 and 1999, as well as the Independent Accountants Report, which are included in this Statement of Additional Information, should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                            MEMBERS Variable Annuity
                      Statements of Assets and Liabilities
                                December 31, 2001

(to be filed by amendment)

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                            MEMBERS Variable Annuity
                        Report of Independent Accountants

(to be filed by amendment)

                       CUNA Mutual Life Insurance Company
                   Report on Audits of Financial Statements -
                                 Statutory Basis
              For the Years Ended December 31, 2001, 2000 and 1999


(to be filed by amendment)

                        Report of Independent Accountants

The Board of Directors
CUNA Mutual Life Insurance Company:

(to be filed by amendment)

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)      Financial Statements

         All required financial statements are included in Part B.

(b)      Exhibits

         1. Certified resolution of the board of directors of Century Life of America (the "Company") establishing Century Variable Annuity Account (the "Account"). Incorporated herein by reference to post-effective amendment number 5 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 19, 1996.

         2.       Not Applicable.

         3.(a) Distribution Agreement Between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

            (b) Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

         4.(a) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment number 6 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

            (b) State Variations to Contract Form No. 2800. Incorporated herein by reference to post-effective amendment number 10 to this Form N-4 registration statement (File No.33-73738) filed with the Commission on April 27, 2000.

            (c) TSA Endorsement. Incorporated herein by reference to post-effective amendment number 7 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 17, 1998.

            (d) IRA Endorsement. Incorporated herein by reference to post-effective amendment number 6 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

            (e) Roth IRA Endorsement. Incorporated herein by reference to post-effective amendment number 9 to this Form N-4 registration statement (File NO. 33-73738) filed with the Commission on April 22, 1999.

            (f) Executive Benefit Plan Endorsement. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

           (g)    Amendment to Contract, form no. 2002-VAIAMEND.

         5.(a) Variable Annuity Application. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

            (b) State Variations to Application Form No. 1676. Incorporated herein by reference to post-effective amendment number 9 to this Form N-4 registration statement (File NO. 33-73738) filed with the Commission on April 22, 1999.

            (c) State Variations to Application Form No.99-VAAPP. Incorporated herein by reference to post-effective amendment number 9 to this Form N-4 registration statement (File NO. 33-73738) filed with the Commission on April 22, 1999.

         6.(a) Certificate of Existence of the Company. Incorporated herein by reference to post-effective amendment number 5 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 19, 1996.

            (b) Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 6 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

            (c)   Bylaws of the Company.

         7.       Not Applicable.

         8.(a) Letter Agreement between Rowe Price-Fleming International, Inc. and the Company dated April 1, 1997. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

            (b)   Participation Agreement between MFS Variable Insurance
                  Trust and the Company dated November 21, 1997. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

           (c) Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and the Company, dated February 20, 1997. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

            (d) Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and the Company dated May 1, 20000. Incorporated herein by reference to post-effective amendment number 11 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 17, 2001.

          9. Opinion of Counsel from Barbara L. Secor, Esquire. Incorporated herein by reference to post-effective amendment number 7 to this Form N-4 registration Statement (File No. 33-73738) filed with the Commission on April 17, 1998.

         10.      PricewaterhouseCoopers LLP Consent. (to be filed by amendment)

         11.      Not applicable.

         12.      Not applicable.

         13. Schedules of Performance Data Computation. (to be filed by amendment)

         14.      Not applicable.

Power of Attorney.

Item 25.  Directors and Officers of the Company

Name                         Position/Office

Directors

James C. Barbre**            Director
Robert W. Bream**            Director
James L. Bryan**             Director &  Vice Chairman
Loretta M. Burd**            Director & Treasurer
Ralph B. Canterbury**        Director
Rudolf J. Hanley**           Director
Jerald R. Hinrichs**         Director
Michael B. Kitchen**         Director
Brian L. McDonnell**         Director & Secretary
C. Alan Peppers**            Director
Omer K. Reed**               Director
Neil A. Springer**           Director &  Chairman of the Board
Farouk D.G. Wang**           Director
Larry T. Wilson**            Director

Executive Officers

Wayne A. Benson**            CUNA Mutual Life Insurance Company*
                             Chief Officer - Sales & Marketing

Michael S. Daubs**           CUNA Mutual Life Insurance Company*
                             Chief  Officer - Investments

James M. Greaney**           CUNA Mutual Life Insurance Company*
                             Chief Officer - Credit Union Enterprise

Steven A. Haroldson          CUNA Mutual Life Insurance Company
                             Chief Officer - Technology

Jeffrey D. Holley            CUNA Mutual Life Insurance Company
                             Chief Officer - Finance

Michael B. Kitchen**         CUNA Mutual Life Insurance Company*
                             President and Chief Executive Officer

Reid A. Koenig***            CUNA Mutual Life Insurance Company*
                             Chief Officer - Operations

Daniel E. Meylink, Sr.**     CUNA Mutual Life Insurance Company*
                             Chief Officer - Member Services/Lending Services

Faye Patzner**               CUNA Mutual Life Insurance Company*
                             Senior Vice President - General Counsel

* CUNA Mutual Life Insurance Company entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with CUNA Mutual Life Insurance Company or CUNA Mutual Insurance Society during the last five year period.

** Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.

***  Principal place of business is 2000 Heritage Way, Waverly, Iowa 50677.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant.
The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

In addition, as described in the prospectus under the caption "CUNA Mutual Life Insurance Company," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   See organization charts on following page.

                          CUNA Mutual Insurance Society
                   Organizational Chart As Of January 21, 2002

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.       CUNA Mutual Investment Corporation
         Business: Holding Company
         October 15, 1972*
         State of domicile: Wisconsin

         CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

         a.       CUMIS Insurance Society, Inc.
                  Business: Corporate Property/Casualty Insurance
                  May 23, 1960*
                  State of domicile: Wisconsin

         CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                  (1)      Credit Union Mutual Insurance Society New Zealand
                           Ltd.
                           Business: Fidelity Bond Coverage
                           November l, 1990*
                           Country of domicile: New Zealand
                           Incorporated in New Zealand on November 25, 1977 Purchased from New Zealand League on November 1, 1990

         b.                CUNA Brokerage Services, Inc.
                           Business: Brokerage
                           July 19, 1985*
                           State of domicile: Wisconsin

         c.                CUNA Mutual General Agency of Texas, Inc.
                           Business: Managing General Agent
                           August 14, 1991*
                           State of domicile: Texas

         d.                MEMBERS Life Insurance Company
                           Business: Credit Disability/Life/Health
                           February 27, 1976*
                           State of domicile: Wisconsin
                           Formerly CUMIS Life & CUDIS

         e.                International Commons, Inc.
                           Business: Special Events
                           January 13, 1981*
                           State of domicile: Wisconsin

         f.                CUNA Mutual Mortgage Corporation
                           Business: Mortgage Servicing
                           November 20, 1978* Incorporated
                           December 1, 1995 Wholly Owned
                           State of domicile: Wisconsin

         g.                CUNA Mutual Insurance Agency, Inc.
                           Business: Leasing/Brokerage
                           March 1, 1974*
                           State of domicile: Wisconsin
                           Formerly CMCI Corporation

         h.                Stewart Associates Incorporated
                           Business: Insurance Agency for Credit Insurance,
                                     Collateral Protection, Mechanical Breakdown
                           March 6, 1998
                           State of domicile:  Wisconsin

        i.                 CMG Mortgage Assurance Company
                           Formerly Investors Equity Insurance Company, Inc.
                           Business: Private Mortgage Insurance
                           50% ownership by CUNA Mutual Investment Corporation 50% ownership by PMI Mortgage Insurance Company Incorporated in California on March 3, 1969 Acquired by CUNA Mutual Investment Corporation on
                                  April 14, 1994
                           State of domicile: Wisconsin

        j.                 CUNA Mutual Business Services, Inc.
                           Business: Financial Services
                           Incorporated April 22, 1974
                           Wholly owned March 6, 2000
                           State of domicile: Wisconsin

         CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

         (1)      CUNA Mutual Insurance Agency of Alabama, Inc.
                  Business: Property & Casualty Agency
                  May 27, 1993
                  State of domicile: Alabama

         (2)      CUNA Mutual Insurance Agency of New Mexico, Inc.
                  Business: Brokerage of Corporate & Personal Lines
                  June 10, 1993*
                  State of domicile: New Mexico

         (3)      CUNA Mutual Insurance Agency of Hawaii, Inc.
                  Business: Property & Casualty Agency
                  June 10, 1993*
                  State of domicile: Hawaii

         (4)      CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
                  Business: Property & Casualty Agency
                  June 24, 1993 *
                  State of domicile: Mississippi

         (5)      CUNA Mutual Insurance Agency of Kentucky, Inc.
                  Business: Brokerage of Corporate & Personal Lines October 5, 1994*
                  State of domicile: Kentucky

         (6)      CUNA Mutual Insurance Agency of Massachusetts, Inc.
                  Business: Brokerage of Corporate & Personal Lines January 27, 1995*
                  State of domicile: Massachusetts

2.       C.U.I.B.S. Pty. Ltd.
         Business: Brokerage
         February 18,1981*
         Country of domicile: Australia

3.       CUNA Caribbean Insurance Society Limited
         Business:  Life and Health
         July 4, 1985*
         Country of domicile:  Trinidad and Tobago

4.       CUNA Mutual Australia Holding Co. Pty. Ltd.
         Business: Holding Company
         September 17, 1999*
         Country of domicile: Australia

         CUNA Mutual Australia Holding Co. Pty. Ltd is the owner of the following subsidiary:

                  (1)      CUNA Mutual Life Australia, Ltd.
                           Business: Life insurance
                           October 15, 1999
                           Country of Domicile: Australia

5.       CUNA Mutual Group, Limited
         Business: Brokerage
         May 27, 1998
         Country of domicile: U.K.

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.       C. U. Family Insurance Services, Inc./Colorado
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Colleague Services Corporation
         September 1, 1981

2.       C. U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League
         December 27, 1989

3.       The CUMIS Group Limited
         63.3% ownership by CUNA Mutual Insurance Society
         December 31, 1991

4.       MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         January 1, 1992

5.       CUNA Mutual Insurance Agency of Ohio, Inc.
         1% of value owned by Boris Natyshak (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
         99% of value-owned by CUNA Mutual Insurance Agency, Inc. Due to Ohio regulations, CUNA Mutual Insurance Agency, Inc. holds no voting stock in this corporation.
         June 14, 1993

6.       CMG Mortgage Insurance Company (Formerly Investors Mortgage Insurance
          Company)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Mortgage Insurance Co.
         April 14, 1994

7.       Cooperators Life Assurance Society Limited (Jamaica)
         CUNA Mutual Insurance Society owns 122,500 shares
         Jamaica Co-op Credit Union League owns 127,500 shares
         May 10, 1990

8.       CU Interchange Group, Inc.
         Owned by CUNA Strategic Services, Inc. and various state league organizations
         December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

9.       CMG Mortgage Reinsurance Company
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Insurance Company
         July 26, 1999

10.      Credit Union Service Corporation
         Atlanta, Georgia
         Owned by Credit Union National Association, Inc. and 18 state league organizations
         March 29, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

11.      finsure.australia limited
         50% ownership by CUNA Mutual Australia Holding Company Pty. Limited 50% ownership by CUSCAL
         October 15, 1999

12.      CUNA Strategic Services, Inc.
         CUNA Mutual Insurance Society owns 200.71 shares
         December 31, 1999

The CUMIS Group Limited is the 100% owner of the following companies:

1.       CUMIS Life Insurance Company
         Business: Creditor Group, Individual Life and Disability Insurance January 1, 1977
         Country of domicile: Canada

2.       CUMIS General Insurance Company
         Business: Property & Casualty Insurance
         July 1, 1980
         Country of domicile: Canada

3.       MemberCARE Financial Services Limited
         Business:
         August 1, 1993
         Country of domicile: Canada

4.       Canadian Northern Shield Insurance Company
         Business: Property & Casualty Insurance
         February 1, 1985
         Country of domicile: British Columbia, Canada

5.       CUMIS Services Limited
         Business: Acquisitions and Insurance Agency Management Services June 1, 2000
         Country of Domicile: Canada

6.       WESTCU Insurance Services Limited
         Business: Insurance Agency management
         June 21, 2000
         Country of domicile: Westminster, Canada

Partnerships

1.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. - General Partner
         Credit Unions in Washington - Limited Partners
         June 14, 1993

Limited Liability Companies

1.       "Sofia LTD." (Ukraine)
         99.96% CUNA Mutual Insurance Society
         .04% CUMIS Insurance Society, Inc.
         March 6, 1996

2.       'FORTRESS' (Ukraine)
         80% "Sofia LTD."
         19% The Ukrainian National Association of Savings and Credit Unions 1% Service Center by UNASCU
         September 25, 1996

3.       MEMBERS Development Company LLC
         49 % CUNA Mutual Investment Corporation
         51% Credit Unions & CUSOs
         September 24, 1999

4.       The Center for Credit Union Innovation LLC
         33.3% ownership by CUNA Mutual Insurance Society 33.3% ownership by CUNA & Affiliates 33.3% ownership by American Association of Credit Union Leagues
         January 5, 2000

5.       HRValue Group LLC
         49% CUNA Mutual Investment Corporation
         51% Leagues & League Service Organizations
         December 1, 2000

Affiliated (Nonstock)

1.       MEMBERS Prime Club, Inc.
         August 8, 1978

2.       CUNA Mutual Group Foundation, Inc.
         July 5, 1967

3.       CUNA Mutual Life Insurance Company
         July 1, 1990

                       CUNA Mutual Life Insurance Company
                   Organizational Chart As Of January 21, 2001

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.       MEMBERS Capital Advisors, Inc.
         An Iowa Business Act Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         50% ownership by CUNA Mutual Investment Corporation
         July 16, 1982

         MEMBERS Capital Advisors, Inc. is the investment adviser of:
         Ultra Series Fund
         MEMBERS Mutual Funds

2.       Plan America Program, Inc.
         A Maine Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         March 9, 1995

3.       CMIA Wisconsin Inc.
         A Wisconsin Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         May 29, 1998

4.       League Insurance Agency, Inc.
         (Wholly owned by CMIA Wisconsin, Inc.)
         Business: Insurance Agency
         Incorporated on August 16, 1973
         Acquired on August 31, 2000
         State of domicile: Connecticut

         League Insurance Agency is the 100% owner of the following subsidiary:

         Member Protection Insurance Plans
         Business: Insurance Agency
         Incorporated on August 21, 1991
         Acquired on August 31, 2000
         State of domicile: Connecticut

Item 27.  Number of Contractowners


     As of January 31, 2002, there were ___ non-qualified contracts outstanding and ____ qualified contracts outstanding.

Item 28.  Indemnification.

         Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

     (a) CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Life Variable Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

     (b)  Officers and Directors of CUNA Brokerage.

Name and Principal                                                     Positions and Offices
Business Address                                                       With the Underwriter

Grael B. Barker                     Director                           None

Laurie Carlson                      Assistant Secretary                Law Specialist I

Timothy L. Carlson**                Assistant Treasurer                None

David S. Emery                      Vice President                     Division Vice President Credit Union Services
9500 Cleveland Av. #210
Rancho Cucamonga, CA 91730

Dennis J. Godfrey                   Director                           None

James Gowan*                        Director                           Vice President Relationship Management Sales

Kevin T. Lenz                       Director                           Senior VP, Member Marketing & Sales

Tracy K. Lien*                      Assistant Secretary                Recording Secretary/Technical Writer

Timothy Halevan**                   Chief Compliance Officer           None

John W. Henry*                      Director & Vice President          Vice President

Michael G. Joneson*                 Secretary & Treasurer              Vice President

Daniel J. LaRocque*                 Vice President                     Vice President & Deputy General Counsel

Marcia L. Martin**                  President                          President Broker/Dealer Ops

Faye A. Patzner*                    Vice President - General           Senior Vice President and General
                                    Counsel                            Counsel

Mark T. Warshauer*                  Director                           Sr. VP, Sales & Marketing & Client Services


*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way,Waverly, Iowa 50677.


(c) CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts have been filed as exhibits under Item 24(b)(3). The Company pays a dealer concession of approximately six percent, as more fully described in Schedule A of the Servicing Agreement. The total dealer's concession for the year ended December 31, 2001, was $__. The contracts provide that the Company performs certain functions on behalf of the distributor. For example, the Company sends confirmation statements to Owners and the Company maintains payroll records for the registered representatives. Some of the dealer concession is used to reimburse the Company for the services it performs on behalf of the distributor.

Item 30.  Location Books and Records


         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

Item 31.  Management Services

         All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings and Representations

         (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

         (b)      The registrant undertakes that it will include either
                  (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to the Company for a statement of additional information.

         (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

         (d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

         (e) The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Annuity Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 20th day of February, 2002.

                          CUNA Mutual Life Variable Annuity Account (Registrant)


                          By: /s/ Michael B. Kitchen
                          Michael B. Kitchen
                          President

Pursuant to the requirements of the Securities Act of 1933, the depositor, CUNA Mutual Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 20th day of February, 2002.

                          CUNA Mutual Life Insurance Company (Depositor)

                          By: Michael B. Kitchen
                          Michael B. Kitchen
                          President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE AND TITLE                         DATE                    SIGNATURE AND TITLE                    DATE

/s/James C. Barbre                          *            /s/Brian L. McDonnell                               *
--------------------------------------                   --------------------------------------
James C. Barbre, Director                                Brian L. McDonnell, Director


/s/Robert W. Bream                          *            /s/C. Alan Peppers                                  *
--------------------------------------                   --------------------------------------
Robert W. Bream, Director                                C. Alan Peppers, Director


/s/James L. Bryan                           *            /s/Omer K. Reed                                     *
--------------------------------------                   --------------------------------------
James L. Bryan, Director                                 Omer K. Reed, Director


/s/Loretta M. Burd                          *            /s/Neil A. Springer                                 *
--------------------------------------                   --------------------------------------
Loretta M. Burd, Director                                Neil A. Springer, Director


/s/Ralph B. Canterbury                      *            /s/Kevin S. Thompson                               2/20/02
--------------------------------------                   --------------------------------------
Ralph B. Canterbury, Director                            Kevin S. Thompson, Attorney-In-Fact


/s/Rudolf J. Hanley                         *            /s/Farouk D. G. Wang                                *
--------------------------------------                   --------------------------------------
Rudolf J. Hanley, Director                               Farouk D. G. Wang, Director


/s/Jerald R. Hinrichs                       *            /s/Larry T. Wilson                                  *
--------------------------------------                   --------------------------------------
Jerald R. Hinrichs, Director                             Larry T. Wilson, Director

/s/Michael B. Kitchen                       2/20/02
--------------------------------------
Michael B. Kitchen, Director

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.

SIGNATURE AND TITLE                                          DATE

/s/Michael G. Joneson                                        2/20/02
Michael G. Joneson
Vice President - Accounting & Financial Systems

/s/Jeffrey D. Holley                                         2/20/02
Jeffrey D. Holley
Chief Financial Officer

/s/Michael B. Kitchen                                        2/11/02
Michael B. Kitchen
President and Chief Executive Officer

                                  EXHIBIT INDEX


4.       (g)      Amendment to Contract, Form No. 2002-VAIAMEND

6.       (c)      Bylaws of the Company.

10.      PriceWaterhouseCoopers LLP Consent. (to be filed by amendment)

13.      Schedules of Performance Data Computation. (to be filed by amendment)

Powers of Attorney.

                                 Exhibit 4. (g)
                  Amendment to Contract, form no. 2002-VAIAMEND

CUNA Mutual Life Insurance Company
A Mutual Insurance Company
2000 Heritage Way, Waverly, Iowa 50677
Phone: 800/798-5500


                              AMENDMENT TO CONTRACT

Section 11. ANNUITY PAYMENTS is amended as follows:

11.2  WHAT ANNUITY PAYMENT OPTIONS ARE AVAILABLE?

PARAGRAPH 1  IS DELETED.  IT IS REPLACED WITH THE FOLLOWING:

         There are different ways to receive annuity payments. We call these annuity payment options. Eight annuity payment options are described below. Options 1, 2, 5, 6, 7 and 8 are available only as fixed annuity payments. Options 3 and 4 are available in two forms - as a variable annuity payment in connection with the Variable Account and as a fixed annuity payment. Other annuity payment options may be available with Our consent.

         We reserve the right to discontinue offering Options 5 through 8 if the U.S. Treasury no longer issues new Treasury Inflation-Protection Securities.

THE FOLLOWING PARAGRAPHS ARE ADDED:

         Option 5 - Single Life Income - Payments Adjusted For Inflation - Guarantee Period Certain (Fixed Annuity Payments Only).

         We will pay monthly annuity payments for as long as the Payee lives. If the original Payee dies before all of the annuity payments have been made for the guaranteed period certain: (a) annuity payments will be continued during the remainder of the guaranteed period certain to the successor Payee; or (b) the present value of the remaining annuity payments, computed at the interest rate used to create Option 5 rates, will be paid to the successor Payee or to the last surviving Payee's estate, if there is no successor Payee.

         The guaranteed period certain choices are:
                a.)      0 years (life income only); or
                b.)      5 years; or
                c.)      10 years; or
                d.)      15 years; or
                e.)      20 years.

         Dividends, if any, will be payable as determined by Us. We do not anticipate any dividends will be paid.

         Option 6 - Joint and Survivor Life Income - Payments Adjusted For Inflation - 10 year Guarantee Period Certain (Fixed Annuity Payments
         Only).

         We will pay monthly annuity payments for as long as either of the original Payees is living. If at the death of the second surviving Payee, annuity payments have been made for less than 10 years: (a) annuity payments will be continued during the remainder of the guaranteed period certain to the successor Payee; or (b) the present value of the remaining annuity payments, calculated on the same basis used to create Option 6 rates, will be paid to the successor Payee or to the last surviving Payee's estate, if there is no successor Payee.

         Dividends, if any, will be payable as determined by Us. We do not anticipate any dividends will be paid.

         Option 7 - Single Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Annuity Payments Only).

         We will pay monthly annuity payments for as long as the original Payee lives. The total amount paid under this option will be at least equal to the Contract Value applied. If the original Payee dies and the total of all annuity payments paid is less than the adjusted Contract Value applied to the annuity payment option, the difference will be payable to the successor Payee in a single sum. If there is no successor Payee, it will be payable to the Payee's estate.

         Dividends, if any, will be payable as determined by Us. We do not anticipate any dividends will be paid.

         Option 8 - Joint and Survivor Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Annuity Payments
         Only).

         We will pay monthly annuity payments for as long as either of the original Payees is living. The total amount paid under this option will be at least equal to the Contract Value applied. If at the death of the second surviving Payee, the total of all annuity payments paid is less than the adjusted Contract Value applied to the annuity payment option, the difference will be payable to the successor Payee in a single sum. If there is no successor Payee, it will be payable to the last surviving Payee's estate.

         Dividends, if any, will be payable as determined by Us. We do not anticipate any dividends will be paid.

11.3  WHAT ARE THE REQUIREMENTS FOR CHOOSING AN ANNUITY PAYMENT OPTION?

PARAGRAPH 3 IS DELETED.  IT IS REPLACED WITH THE FOLLOWING:

         The minimum adjusted Contract Value which can be applied under Options 2 through 8 is the greater of $2,500 or the amount required to provide an initial monthly annuity payment of $20.

11.4  HOW WILL FIXED ANNUITY PAYMENT VALUES BE DETERMINED?

PARAGRAPH 1  IS DELETED.  IT IS REPLACED WITH THE FOLLOWING:

         Options 2 through 4: The dollar amount of each fixed annuity payment will be determined by dividing the amount applied by $1,000, and multiplying the result by the applicable option rate shown in Section
         13. Higher current option rates may be available on the Annuity Date and are available upon request to Our Home Office.

         Options 5 through 8: The dollar amount of the initial annuity payment will be determined by dividing the amount applied by $1,000, and multiplying the result by the applicable option rate shown in Section
         13. Higher current option rates may be available on the Annuity Date and are available upon request to Our Home Office.

         Annuity payments for the remainder of the calendar year in which Your Annuity Date occurs will be equal to Your initial annuity payment.

         The dollar amount of annuity payments for subsequent calendar years, adjusted for inflation, will be calculated annually and will be effective for the duration of the calendar year. The adjustment for inflation is based on the percentage increase in the Consumer Price Index (defined below) for the 12 month period ending September 30th of the prior calendar year. If the percentage change in the Consumer Price Index is zero or less, your annuity payments for the upcoming calendar year will remain unchanged. Annuity payments will never decrease due to an adjustment for inflation under these options.

         Consumer Price Index means the Consumer Price Index - Urban Wage Earners and Clerical Workers (Current Series) [CPI-W]. If the CPI-W is discontinued, a substitute index published by the U.S. Department of Labor or successor agency will be used. Such substitute index may be subject to approval by your state insurance department, if required by state law.

Section 13.  OPTION TABLES is amended as follows:

THE FOLLOWING PARAGRAPHS ARE ADDED TO THE END OF THIS SECTION:

13.3 WHAT RATES WILL BE USED TO DETERMINE ANNUITY PAYMENT VALUES FOR OPTIONS 5 THROUGH 8?

         The Options 5 through 8 rates are based on the Annuity 2000 Table and with compound interest at the effective rate of 3.50% per year and an assumed annual payment increase of 4.50%. Rates for years payable and guaranteed periods certain not shown, if allowed by Us, will be calculated on an actuarially equivalent basis and will be available upon request.

         The Type A life income rates for Options 5 through 8 are based on the Payee's Age and sex. The Type B life income rates are based on the Payee's Age. The life income rates type for this Contract is shown on the Data Page.

THE FOLLOWING TABLES ARE ADDED:

Option 5 - Single Life Income Rates - Payments Adjusted For Inflation - Guarantee Period Certain - First Payment Due at Beginning of Period.

                            Type A Life Income Rates
                               Per $1,000 Applied

----------------------------------------------------------
                            Age - Male
         -------------------------------------------------
Years      55   60   65   70    75   80   85     90    95
----------------------------------------------------------
    0     2.49 2.99 3.67 4.61  5.91 7.74 10.31 13.87 18.72
    5     2.49 2.98 3.65 4.55  5.75 7.33  9.26 11.37 13.41
   10     2.47 2.95 3.56 4.34  5.25 6.21  7.06  7.64  7.97
   15     2.44 2.87 3.39 3.95  4.49 4.90  5.14  5.24  5.27
   20     2.37 2.73 3.11 3.44  3.68 3.80  3.85  3.86  3.86


----------------------------------------------------------
                           Age - Female
         -------------------------------------------------
  Years    55   60   65   70    75   80   85    90    95
----------------------------------------------------------
    0     2.23 2.66 3.23 4.04  5.21 6.94 9.53 13.26 18.07
    5     2.22 2.65 3.22 4.01  5.13 6.69 8.77 11.08 13.17
   10     2.22 2.63 3.18 3.90  4.83 5.91 6.90  7.58  7.94
   15     2.20 2.59 3.09 3.68  4.30 4.81 5.11  5.23  5.27
   20     2.17 2.52 2.92 3.32  3.62 3.78 3.84  3.86  3.86

                            Type B Life Income Rates
                               Per $1,000 Applied
  -------------------------------------------------------------
                                Age - Unisex
               ------------------------------------------------
      Years      55   60   65   70    75   80   85    90    95
  -------------------------------------------------------------
        0       2.28 2.72 3.32 4.15  5.34 7.09 9.69 13.38 18.20
        5       2.28 2.72 3.31 4.12  5.25 6.82 8.86 11.14 13.22
       10       2.27 2.70 3.26 3.99  4.92 5.97 6.94  7.59  7.95
       15       2.25 2.65 3.15 3.74  4.34 4.83 5.11  5.24  5.27
       20       2.21 2.56 2.96 3.34  3.63 3.79 3.84  3.86  3.86

Option 6. Joint and Survivor Life Income Rates - Payments Adjusted For Inflation
- Guarantee Period Certain - First Payment Due at Beginning of Period.


                            Type A Life Income Rates
                               Per $1,000 Applied
   ------------------------------------------------------------
     Age                      Age - Female
           ----------------------------------------------------
     Male   55   60    65    70    75   80    85   90    95
   ------------------------------------------------------------
      55   1.92 2.09  2.22  2.33  2.40 2.44  2.46 2.47  2.47
      60   2.03 2.26  2.48  2.66  2.79 2.87  2.92 2.94  2.94
      65   2.11 2.40  2.71  3.00  3.23 3.40  3.49 3.54  3.56
      70   2.16 2.50  2.89  3.31  3.69 4.00  4.19 4.28  4.32
      75   2.19 2.57  3.03  3.56  4.11 4.61  4.95 5.14  5.22
      80   2.20 2.60  3.11  3.73  4.44 5.15  5.69 6.01  6.16
      85   2.21 2.62  3.15  3.83  4.65 5.53  6.27 6.73  6.96
      90   2.21 2.63  3.17  3.88  4.77 5.76  6.64 7.22  7.52
      95   2.22 2.63  3.18  3.90  4.82 5.87  6.83 7.48  7.82
   ------------------------------------------------------------

                            Type B Life Income Rates
                               Per $1,000 Applied
--------------------------------------------------------------
   Age                       Age - Unisex
           ---------------------------------------------------
   Unisex    55    60    65   70    75   80    85   90    95
--------------------------------------------------------------
     55     1.88  2.01  2.11  2.22  2.26 2.27  2.18 2.25  2.27
     60     2.01  2.21  2.38  2.60  2.68 2.69  2.51 2.65  2.69
     65     2.11  2.38  2.65  3.05  3.22 3.25  2.87 3.16  3.24
     70     2.18  2.51  2.87  3.54  3.89 3.98  3.23 3.76  3.96
     75     2.22  2.60  3.05  4.03  4.70 4.90  3.54 4.43  4.84
     80     2.25  2.65  3.16  4.43  5.53 5.93  3.76 5.06  5.80
     85     2.26  2.68  3.22  4.70  6.22 6.85  3.89 5.53  6.64
     90     2.27  2.69  3.24  4.84  6.64 7.48  3.96 5.80  7.19
     95     2.27  2.69  3.25  4.90  6.85 7.81  3.98 5.93  7.48
--------------------------------------------------------------

Option 7 - Single Life Income Rates - Payments Adjusted For Inflation - First Payment Due at Beginning of Period.

                            Type A Life Income Rates
                               Per $1,000 Applied
         -------------------------------------------------
   Age     55   60   65   70    75   80   85   90    95
----------------------------------------------------------
  Male    2.30 2.69 3.18 3.81  4.62 5.67 7.08 9.02 11.84
 Female   2.11 2.47 2.93 3.52  4.31 5.36 6.78 8.72 11.42


                            Type B Life Income Rates
                               Per $1,000 Applied
         -------------------------------------------------
   Age     55   60   65   70    75   80   85   90    95
----------------------------------------------------------
 Unisex   2.15 2.51 2.98 3.58  4.37 5.42 6.84 8.78 11.50

Option 8. Joint and Survivor Life Income Rates - Payments Adjusted For Inflation
- First Payment Due at Beginning of Period.

                            Type A Life Income Rates
                               Per $1,000 Applied

   ------------------------------------------------------------
     Age                      Age - Female
           ----------------------------------------------------
     Male   55   60    65    70    75   80    85   90    95
   ------------------------------------------------------------
      55   1.90 2.06  2.18  2.26  2.30 2.31  2.31 2.31  2.30
      60   2.00 2.22  2.42  2.57  2.66 2.69  2.70 2.70  2.69
      65   2.06 2.34  2.63  2.88  3.06 3.16  3.19 3.19  3.18
      70   2.10 2.42  2.78  3.15  3.47 3.68  3.78 3.81  3.81
      75   2.11 2.46  2.88  3.35  3.83 4.22  4.47 4.57  4.59
      80   2.12 2.47  2.92  3.47  4.09 4.70  5.18 5.45  5.57
      85   2.11 2.47  2.93  3.51  4.23 5.05  5.82 6.38  6.71
      90   2.11 2.47  2.93  3.52  4.29 5.23  6.27 7.20  7.91
      95   2.11 2.47  2.93  3.52  4.30 5.30  6.53 7.82  9.03
   ------------------------------------------------------------

                            Type B Life Income Rates
                               Per $1,000 Applied
--------------------------------------------------------------
   Age                       Age - Unisex
          ----------------------------------------------------
   Unisex    55    60    65   70    75   80    85   90    95
--------------------------------------------------------------
     55     1.86  1.99  2.08  2.15  2.15 2.15  2.13 2.16  2.15
     60     1.99  2.18  2.33  2.50  2.52 2.51  2.44 2.52  2.52
     65     2.08  2.33  2.58  2.90  2.98 2.98  2.77 2.97  2.98
     70     2.13  2.44  2.77  3.35  3.57 3.58  3.09 3.50  3.58
     75     2.15  2.50  2.90  3.77  4.27 4.35  3.35 4.09  4.34
     80     2.16  2.52  2.97  4.09  5.05 5.35  3.50 4.64  5.27
     85     2.15  2.52  2.98  4.27  5.76 6.55  3.57 5.05  6.26
     90     2.15  2.52  2.98  4.34  6.27 7.80  3.58 5.27  7.15
     95     2.15  2.51  2.98  4.35  6.55 8.95  3.58 5.35  7.80
--------------------------------------------------------------

CUNA Mutual Life Insurance Company
 A Mutual Insurance Company

 /s/Michael B. Kitchen
 President

                                  Exhibit 6.c.
                                     Bylaws

                       CUNA Mutual Life Insurance Company
                                  Waverly, Iowa

                                    Restated
                                     BYLAWS

                                    ARTICLE I
                                   Definitions

Section 1.1. Terms. When used in these Bylaws, the terms hereinafter provided shall have the meanings assigned to them unless another meaning is explicitly indicated.

(a) Member: shall mean a Member of this Company as defined and described in the Company's Articles.

(b) Policy: shall mean a life insurance policy, accident and health policy, or annuity contract on an individual or group basis and shall not include group insurance certificates, settlement contracts, depository contracts, or certificates of any kind issued for the purpose of managing or holding insurance or annuity contract proceeds when a life policy, accident and health policy, or annuity contract terminates, expires or otherwise matures by reason of death, surrender or maturity in its ordinary course or otherwise.

(c) Record Date: shall mean the date determined by the Board of Directors to establish the identity of persons who are Members or Voting Members from data contained in the Company's records.

(d) Voting Member: shall mean a Member who meets all of the eligibility requirements for voting as provided in Section 2.1.

                                   ARTICLE II
                            Voting Rights of Members

Section 2.1. Eligibility to Vote. Only those Members who have attained age sixteen (16) on or prior to the Record Date for any meeting shall be eligible to vote at Members' Meetings. In the case of multiple ownership of any Policy, the persons designated owners or co-owners on the Company's records as of such Record Date shall be deemed collectively to be the Voting Member and shall designate one of their number to cast their vote. In the case where ownership is claimed by right of assignment, the assignee, if shown on the Company's records to be the owner as of such Record Date, shall be deemed the Voting Member. In the case of group policies, the holder of the master policy, and not those persons holding certificates under the master policy, shall be deemed the Voting Member.

Section 2.2. Exercise of Voting Rights. Each Voting Member shall be entitled to cast one (1) vote on each matter to come before a meeting of the Members, either in person or through an attorney in fact designated in a written proxy which meets the requirements of Section 2.4, regardless of the number of policies or the amount of insurance or the number of lives insured under any Policy or Policies owned or controlled by the Voting Member. Except when electing Directors, voting by Members at any regular or special meeting of the Members may be by voice vote unless the vote is not all "yea" or "nay" in which case the vote shall be by written ballot. Each ballot may contain more than one question or proposition. Any attorney in fact holding the voting power of more than one Member may cast all such votes on one ballot, provided that the ballot shows on its face the number of votes being cast and provided it is verified by the Voting Inspectors as having been cast in accordance with the voting rights acquired by proxy from the persons whose votes are being cast by proxy.

Section 2.3. Electing Directors. The vote for a Director or Directors at a meeting of Members shall be by written ballot. Each Voting Member shall be entitled to cast one (1) vote for each Director's office to be filled. Those eligible candidates receiving the highest number of votes cast at such meeting shall be declared elected.

Section 2.4. Proxy Requirements. No proxy shall be valid unless it is evidenced by a written form (either paper or electronic) executed by a Voting Member or his or her legal representative within two (2) months prior to the meeting for which such proxy was given. Whether or not the duration of such proxy is specified on the proxy form, all such proxy authority shall be limited to thirty
(30) days subsequent to the date of such meeting or any adjournment thereof, and no proxy shall be valid beyond the date of such limitation. Unless a Voting Member's proxy shall be received by the Secretary at least one (1) day prior to the meeting or election at which it is to be used, it shall not qualify to be voted on behalf of the Voting Member. Any proxy may, by its terms, be limited as to its use, purpose, or manner in which it is to be used at the meeting or election for which it is given. Any such proxy authority shall be revocable by the Voting Member or his or her legal representative at any time prior to such meeting and shall be deemed to have been revoked when the person executing the proxy is present at the meeting and elects to vote in person.

Section 2.5. Proxy Solicitation by this Company. This Company may solicit proxies from Voting Members and provide such information as this Company deems pertinent with respect to the candidates for election as Directors of this Company or matters being voted upon at the meeting. The fact that this Company, by mail or otherwise, solicits a proxy from any person shall not constitute nor be construed as an admission of the validity of any Policy or that such person is a Member entitled to vote at the meeting, and such fact shall not be competent evidence in any action or proceeding in which the validity of any Policy or any claim under it is at issue.

                                   ARTICLE III
                                Members' Meetings

Section 3.1. Annual Meeting. There shall be an annual meeting of Members for the purpose of electing Directors and conducting such business as may properly come before the meeting. Such annual meeting of Members shall be held on the second Friday in May in the principal office of this Company on Heritage Way, Waverly, Iowa, at the hour of 9:00 a.m. unless the Board otherwise directs. No notice of such annual meeting need be given except as required by law, unless the Board designates another date or time or place for the meeting.

Section 3.2. Special Voting and Special Meetings. A special voting of Members or special meeting(s) of Members may be called at any time pursuant to a duly adopted Board resolution or upon a petition filed with the Secretary containing a complete description of the proposition or propositions to be voted on, the signatures, the printed names and addresses and the policy numbers of at least one percent (1%) of the Voting Members. A written notice summarizing the purpose shall be given.

Section 3.3. Presiding Officer. The Chairman of the Board, or in the absence of the Chairman, the Vice Chairman, or in the absence of both, the President shall preside over meetings of the Members. The Secretary or any Assistant Secretary of this Company shall act as secretary for the meetings.

Section 3.4. Place of Meetings. The place of all meetings of Members shall be the principal office of this Company in Waverly, Iowa, unless another place is designated by the Board, either within or without the state of Iowa, and is specified in the notice of the meeting.

Section 3.5. Manner of Giving Notice. Whenever written notice is required, it shall state the time, date and place of the meeting and, if for a special vote or a special meeting, a summary of the purpose. Notice shall be given by mailing a copy of the notice to Voting Members not more than ninety (90) nor less than thirty (30) days prior to the day of the meeting. Notice shall be deemed to have been given to a Voting Member when a copy of such notice has been deposited in the mail (by electronic or standard delivery), addressed to the owner or the legal representative of the owner of any policy used to identify a Member as a Voting Member, at his or her post office address as the same appears on this Company's records as of the Record Date for the notice, with postage prepaid. Failure to provide notice to all Voting Members, when notice is required, shall not invalidate a meeting unless such failure was intended and such intentional failure can be shown to have been caused by a willful or deliberate act. If the date or place of an annual meeting of Members is changed by the Board after this Company has sent or commenced to send notices or if prior to the date of any meeting of Members or any adjournment thereof the notice of such meeting shall be deficient, the Board may order a notice by publication in at least two (2) newspapers of general circulation, one of which shall be located in Des Moines, Iowa, and one in Waterloo, Iowa, at least ten (10) days prior to the meeting, and no other notice shall be required. Such other notice shall be given as may be required by the laws of Iowa pertaining to notice of meetings.

Section 3.6. Quorum. Either twenty-five (25) Voting Members present in person or one thousand (1000) Voting Members present by proxy shall constitute a quorum at any meeting of Members. If a quorum is not present, a majority of the Voting Members present in person or by proxy may only adjourn the meeting from time to time without further notice.

Section 3.7. Required Majority. Except as otherwise expressly provided in the Articles of Incorporation, Bylaws, or by law, a majority of the votes cast by Voting Members present in person and by proxy at any meeting of the Members with a quorum present shall be sufficient for the adoption of any matter to properly come before the meeting.

Section 3.8. Appointment of Voting Inspectors. Prior to each meeting of Members, the Board or its Executive Committee, if any, shall appoint, from among Members who are not Directors, candidates for the office of Director, or Officers of this Company, three (3) or more voting inspectors and one (1) or more alternate inspectors and shall fix their fees, if any. If an inspector so appointed is unable or unwilling to act and no alternate is able or willing or if the Board or Executive Committee has failed to appoint voting inspectors prior to the meeting, the President may appoint voting inspectors or alternates as required from among Members eligible as aforesaid.

Section 3.9. Administration of Proxies and Ballots. All unexpired proxies intended for use at a meeting of Members shall be delivered to the voting inspectors prior to the meeting. The voting inspectors shall verify their validity and tabulate them, certifying their findings and tabulation to the Secretary. At all meetings of the Members, the voting inspectors shall distribute, collect, and tabulate ballots and certify under oath the results of any ballot vote cast by Members. All questions concerning the eligibility of Members to vote and the validity of the vote cast shall be resolved by voting inspectors on the basis of this Company's records. In the absence of challenge before the tabulation of a ballot vote is completed, the inspectors may assume that the signature appearing on a proxy or a ballot is the valid signature of a person entitled to vote, that any person signing in a representative capacity is duly authorized to do so, and that a proxy, if it meets the requirements of
Section 2.4, and otherwise appears to be regular on its face, is valid.

                                   ARTICLE IV
                         Communications Between Members

Section 4.1. Procedure for Facilitating Communication. No Member who is not an officer, Director, or employee of this Company acting in the ordinary course of business shall have access to any of this Company's policyholder records, except such information pertaining to his or her own Policy or Policies as this Company may be reasonably required by law to provide. However, any Member desiring to communicate with other Members in connection with a Members' meeting shall no less than sixty (60) days prior to the date of such meeting furnish a written request addressed to the Secretary containing the following information:

(a) such Member's full name and address and the policy number of any policy owned by the Member

(b)      such Member's reasons for desiring to communicate with other Members

(c)      a copy of the proposed communication

(d) the date of the meeting at which such Member desires to present the matter for consideration

Within fifteen (15) days of receipt of such request, this Company shall furnish the requesting Member with information indicating the number of Voting Members this Company has as of the last day of the month immediately preceding and provide an estimate of all costs and expenses for processing and mailing the proposed communication to the membership, or this Company shall advise the Member that this Company refuses to mail the proposed communication. This Company shall not refuse to mail the proposed communication unless it has first made a determination that the communication is "improper" in accordance with standards provided in Section 4.3 and has followed the procedures provided in Section 4.2. Within thirty (30) days (or upon a later date if specified by the requesting Member) of receiving an amount equal to all of this Company's estimated costs and expenses and a sufficient number of copies of the proposed communication, this Company shall process and mail the communication to all of the Voting Members by a class of mail specified by the requesting Member, unless the communication has been determined to be improper.

Section 4.2. Determining Whether Communications are Proper. Each request to communicate with other Members shall be reviewed by the Board. If the Board determines that the communication is a proper one, it shall be processed as provided in Section 4.1. If the Board determines the communication to be improper, it shall instruct an appropriate officer to communicate a written refusal specifying the reasons for the refusal.

Section 4.3. Improper Communication Defined. As used in this section, an "improper communication" is one which contains material that

(a)     at the time and in the light of the circumstances under which it is made

        (1)      is false or misleading with respect to any material fact or

        (2) omits any material fact necessary to make the statements therein not false or misleading or necessary to correct any statement in an earlier communication on the same subject matter which has become false or misleading or

(b) relates to a personal claim or a personal grievance against this Company, its management or any other party, or apparently seeks personal gain or business advantage by or on behalf of any party or

(c) relates to any matter of a general, economic, political, racial, religious, social or other nature that is not significantly related to the business of this Company or is not within the control of this Company, that is, not within the power of this Company to deal with, alter, or effectuate or

(d)     directly or indirectly and without express factual foundation

        (1)      impugns character, integrity or personal reputation or

        (2)      makes charges concerning improper, illegal or immoral conduct

                                    ARTICLE V
                               Board of Directors

Section 5.1. General Powers. The business and affairs of this Company shall be directed by the Board of Directors which from time to time shall delegate authority and establish guidelines as it deems necessary or appropriate for the exercise of corporate powers by officers and employees in the course of business.

Section 5.2. Number, Eligibility, and Tenure. The Board of Directors shall consist of at least nine (9) and not more than twenty (20) persons as set by the Board from time to time. Directors must be policyholders of this Company. The regular term of office for a Director shall commence when a Director is elected by Members and end at the third (3rd) succeeding annual meeting of the Members, except where a shorter term is provided in order to preserve the Class of Directors. The vacancies on the Board to be filled at each annual meeting of Members shall be the offices of those Directors whose regular terms are scheduled to expire. Unless a Director's regular term of office is sooner terminated by resignation, retirement, legal incapacity, death or removal, each Director elected at an annual meeting of Members shall hold office for the term for which elected and until a successor has been elected or appointed and qualified.

Section 5.3. Classification. Directors shall be divided into three (3) classes, which shall be as nearly equal as possible, according to the expiration date of the regular terms of office. The regular term of office of one of the classes of Directors shall expire at each annual meeting of Members.

Section 5.4. Nomination by Members. Any Member may nominate one or more candidates for the Directors' offices to be filled by election at any annual meeting of Members by filing with the Secretary on behalf of each such candidate, on or before January 31 preceding such annual meeting, a Certificate of Nomination which has been signed by at least one percent (1%) of the Voting Members and which gives the names, occupations and addresses of their candidate or candidates together with a statement signed by said candidates that they will accept office if elected. No signature on any such Certificate shall be counted unless it is also accompanied by the printed name and address and the policy number of a Policy owned by the signator.

Section 5.5. Board Sponsored Nominations. The Board may nominate one or more candidates for the Directors' offices to be filled by election at any annual meeting of Members by nominating a candidate or a slate of candidates in a resolution duly adopted at a regular or special meeting of the Board of Directors and causing a Certificate of Nomination to be filed with the Secretary on behalf of each such candidate at least thirty (30) days prior to the date of the annual meeting of Members. Such Certificate of Nomination shall give the names, occupations, and addresses of their candidate or candidates together with a statement signed by said candidates that they will accept office if elected.

Section 5.6. Removal. A Director may be removed from office for cause by an affirmative vote of three-fourths (3/4) of the Board membership.

Section 5.7. Vacancies. Vacancies on the Board which occur prior to the expiration of a Director's regular term of office by reason of resignation, retirement, legal incapacity, or death, or other vacancies which may occur for any reason in between annual meetings of Members may be filled by appointment made in a duly adopted resolution concurred in by a majority of the Board membership when voting at any meeting of the Board or by appointment made in a unanimous consent action taken in lieu of meeting. A Director appointed to fill a vacancy shall hold office for the unexpired portion of the term to which appointed. Unless a Director's service is otherwise terminated by resignation, retirement, removal, legal incapacity, death or reclassification, a Director, whether appointed or elected, shall serve until a successor is elected or appointed and qualified.

Section 5.8. Nonattendance. Any Director absent from three consecutive regular meetings shall forfeit his office and shall be ineligible for office for six months.

Section 5.9. Compensation. Directors shall be compensated as established by the Board and shall be reimbursed for reasonable expenses incurred in connection with the discharge of their duties and responsibilities.

                                   ARTICLE VI
                                 Board Meetings

Section 6.1. Regular Meetings. A regular annual meeting of the Board of Directors shall be held without other notice than this Bylaw immediately following and at the same place as the annual meeting of Members in the month of May unless the Board of Directors shall direct otherwise. No notice of such annual meeting need be given except as required by law, unless the Board of Directors designates another date or time or place for the meeting. At such meetings, the Directors shall elect the principal officers of this Company as required or permitted by these Bylaws and transact such business as pertains to the annual meetings of the Board. The Board of Directors may provide by resolution, or the Chairman of the Board, Vice Chairman or President may designate, the time, date and place, either within or without the state of Iowa, for the holding of additional regular meetings by giving notice at a regular or special meeting of Directors or by written notice as provided in this Article for special meetings.

Section 6.2. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, Vice Chairman, President or Secretary, and shall be called by the President upon written request of any three (3) Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the state of Iowa, as the place for holding any such special meeting of the Board of Directors.

Section 6.3. Notice. Notice of any special meeting shall be given at least ninety-six (96) hours previously thereto by written notice delivered personally or by U.S. mail or electronic mail transmission to each Director at his or her home or business address. If mailed, such notice shall be deemed to be delivered when sent electronically or when deposited in the United States mail so addressed, with postage thereon prepaid. Whenever any notice whatever is required to be given to any Director of this Company under the Articles of Incorporation or Bylaws or any provision of law, a waiver thereof in writing, signed at any time whether before or after the time of meeting, by the Director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting and objects thereat to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 6.4. Quorum. Except as otherwise provided by law or by the Articles of Incorporation or these Bylaws, a majority of the number of Directors authorized and established in accordance with these Bylaws, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority of the Directors present, though less than such quorum, may adjourn the meeting from time to time without further notice.

Section 6.5. Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by law or by the Articles of Incorporation or these Bylaws.

Section 6.6. Presumption of Assent. A Director of this Company who is present at a meeting of the Board of Directors or a committee thereof at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his/her dissent shall be entered in the minutes of the meeting or unless he/she shall file a written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of this Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

Section 6.7. Informal Action Without Meeting. Any action required or permitted by the Articles of Incorporation or these Bylaws or any provision of law to be taken by the Board of Directors at a meeting or by resolution may be taken without a meeting if a consent resolution in writing, setting forth the action so taken shall be signed by all of the Directors then in office. Such consent shall have the same force and effect as a unanimous vote of the Board of Directors.

Section 6.8. Meetings by Telephone Conference. Directors may participate in a meeting of the Board of Directors or a committee thereof by means of telephone conference or similar communications equipment through which all persons participating in the meeting can communicate with each other. Such participation will constitute presence in person at that meeting for the purpose of constituting a quorum and for all other purposes. The place of any meeting held pursuant to this section will be deemed to be the place stated in the minutes of such meeting so long as at least one Director is present at that place at the time of that meeting.

                                   ARTICLE VII
                                   Committees

Section 7.1. Committees. The Chairman of the Board may appoint committees except standing committees or any other committee required to be elected or appointed by the Board of Directors. The Board of Directors by resolution adopted by the affirmative vote of a majority of the number of Directors in attendance at a meeting at which a quorum is present may designate one or more standing committees or other committees required to be elected or appointed by the Board of Directors. Each committee shall consist of three (3) or more Directors or employees of this Company elected or appointed by the Board of Directors or appointed by the Chairman of the Board, in the case of ad hoc committees. Committees shall have, when the members thereof are exclusively members of the Board of Directors, and may exercise, when the Board of Directors is not in session, the powers of the Board of Directors in the management of the business and affairs of this Company, provided that this power is delegated in the initial resolution appointing such committee or as thereafter supplemented or amended by further resolution adopted by a like vote, except action with respect to dividends to policyholders, election of the principal officers or the filling of vacancies on the Board of Directors or committees created pursuant to this Section or as otherwise restricted by law. The Board of Directors or its Chairman, in the case of ad hoc committees, may elect or appoint one (1) or more of its members or employees of this Company as provided in said resolution, as alternate members of any such committee who may take the place of any absent member or members at any meeting of such committee, upon request by the President or upon request by the Chairman of such meeting. Each committee shall fix its own rules governing the conduct of its activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request.

                                  ARTICLE VIII
                                    Officers

Section 8.1. Principal Officers. The principal officers of this Company shall be Chairman of the Board, Vice Chairman, Secretary, Treasurer, and President. All principal officers and Directors shall be policyholders of this Company.

Section 8.2. Chairman of the Board. The Chairman of the Board shall preside at all meetings of members of this Company and the Board of Directors. The Chairman shall present an annual report to the members and appoint committees which are not standing committees or other committees required to be elected or appointed by the Board of Directors. The Chairman shall perform such other duties as shall be assigned from time to time by the Board of Directors.

Section 8.3. Vice Chairman. The Vice Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties of that office.

Section 8.4. Secretary. The Secretary shall keep or cause to be kept a record of the votes of all elections, minutes of all annual meetings and special meetings of Members of this Company, and all meetings of the Board of Directors. He/She or any of the Assistant Secretaries appointed by the Board shall have the custody of the corporate seal and affix the same to all instruments required to be sealed. He/She shall perform or cause to be performed by an Assistant Secretary, such other duties as are required by law, the Board of Directors, and the Bylaws of this Company.

Section 8.5. Treasurer. The Treasurer shall be the financial officer of the Company . He/She shall be responsible for the custody of all funds and securities of this Company in accordance with the authorization and direction of the Board of Directors. He/She shall be responsible for reporting to the Board of Directors at each regular meeting with respect to the funds and securities of this Company. The Treasurer shall perform such other duties as are assigned by the Board of Directors. He/She shall furnish to the Directors, whenever required by them, such statements and abstracts or records as are necessary for a full exhibit of the financial condition of this Company.

Section 8.6. President. The President shall be the chief executive officer of this Company and, subject to the control of the Board of Directors, shall in general be responsible for the supervision and control of all of the business and operations of this Company. He/She shall be responsible for authorization of expenditure of all funds of this Company as have been approved by the Board of Directors in the budget or that are within the general authority granted by the Board of Directors for expenditure of funds. He/She shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of this Company as shall deemed necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. He/She shall have authority to sign, execute and acknowledge, on behalf of this Company, all deeds, mortgages, bonds, contracts under seal, leases, and all other documents or instruments whether or not under seal which are authorized by or under authority of the Board of Directors provided that any such documents or instruments may, but need not, be countersigned by the Secretary or an Assistant Secretary. Except as otherwise provided by law or the Board of Directors, he/she may authorize any administrative vice president or other officer or agent of this Company to sign, execute and acknowledge such documents or instruments in his/her place and stead. In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time. He/She shall prepare or cause to be prepared a report of the business and operations of this Company for the period since the last regular meeting for submission to the Board of Directors at each regular meeting. He/She shall also prepare, or cause to be prepared, an annual proposed budget for submission to the Board of Directors.

Section 8.7. Assistant Treasurer. One or more Assistant Treasurers shall be appointed by the Board of Directors. They shall be responsible for the proper deposit and disbursement of all funds of this Company. They shall keep or cause to be kept regular books of account. They shall deposit or cause to be deposited all funds of this Company in the name of this Company in such financial institutions as are designated for such purpose by the Board of Directors from time to time. They shall be responsible for the proper disbursement of funds of this Company, including responsibility that checks of this Company drawn on any account are signed by such officer or officers, agent or agents, employee or employees of this Company in such manner, including the use of a facsimile signature where authorized, as the Board of Directors has determined or authorized, and they shall perform all of the duties incident to the office of Assistant Treasurer and such other duties as from time to time may be assigned by the Treasurer.


Section 8.8. Other Assistants and Acting Officers. The Board of Directors shall have the power to appoint any person to act as assistant to any officer or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally. Such assistant or acting officer appointed by the Board of Directors shall have the power to perform all the duties of the officer to which he/she is so appointed to be assistant, or as to which he is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors.

Section 8.9. Administrative Officers and Assistant Administrative Officers. The President shall appoint administrative officers and assistant administrative officers who shall be appointed as deemed appropriate for the conduct of the affairs of this Company for such term of office as may be designated or without designated term of office subject to removal at will or by appointment of a successor in office. The administrative officers and assistant administrative officers shall perform such duties and have such authority as may be assigned from time to time by the President.

In the absence of the President or in the event of his/her death, inability or refusal to act, the administrative officers in the order designated by the President shall perform the duties of the President and, when so acting, shall have all powers of and be subject to all the restrictions upon the President.

                                   ARTICLE IX
                                  Miscellaneous

Section 9.1. Principal Office. The location of the principal office of this Company shall be in the CUNA Mutual Life Insurance Company Building on Heritage Way, in the city of Waverly, county of Bremer, and state of Iowa. This Company may have other offices at such locations as may be necessary or convenient for the conduct of its business.

Section 9.2. Certification and Inspection of Articles and Bylaws. This Company shall keep in its principal office the original or a certified copy of its Articles of Incorporation and its Bylaws as amended or otherwise altered to date, both of which shall be open for inspection by any Member or Members at all reasonable times during office hours.

Section 9.3. Corporate Seal. The Board may adopt, use, and, at will, alter a corporate seal. Failure to affix a seal does not affect the validity of any instrument. This corporate seal may be used in facsimile form.

Section 9.4. Execution of Instruments and Policies. The President, Chief Officers, Senior Vice Presidents, Vice Presidents, and such other persons as may be designated pursuant to duly adopted Board resolutions, shall each have authority to execute and acknowledge or attest on behalf of this Company all instruments executed in the name of this Company. The Secretary and Assistant Secretaries shall each have authority to attest and acknowledge all such instruments.

Policies and endorsements thereon shall be executed by the President and, if required or desired, by the Secretary or an Assistant Secretary or in any other manner prescribed by applicable law or regulation or directed by the Board. Such policies and endorsements may bear facsimile signatures of the President and, if signing, the Secretary or an Assistant Secretary. Facsimile signatures of the President, the Secretary, and the Treasurer may be used on other instruments to the extent permitted by law and by any Board approved internal control directives.

Section 9.5. Official Bonds. In addition to the bonds which law or regulation require this Company to maintain on its officers, employees, and agents, the Board may purchase insurance or other indemnification or require a special bond or bonds from any Director, officer, employee or agent of this Company in such sum and with such sureties or insurance carriers as it may deem proper.

Section 9.6. Voting Stock in Other Corporations. Stock held by this Company in another corporation shall be voted by the President unless the Board of Directors shall by resolution designate another officer to vote such stock, and, unless the Board of Directors shall by resolution direct how such stock shall be voted, the President or other designated officer shall vote the same in his or her discretion for the best interests of this Company.

                                    ARTICLE X
                      Indemnification of Company Officials

Section 10.1. Liability and Mandatory Indemnification. This Company shall indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (excluding an action by or in the right of this Company) by reason of the fact that he/she is or was a Director or officer of this Company, or is or was serving at the request of this Company as a Director or officer of another company, corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him/her in connection with such action, suit or proceeding; provided, that there is a determination that such person acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of this Company, did not improperly receive personal benefit and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. If such determination is not made by final adjudication in such action, suit or proceeding, it shall be made by arbitration in Waverly, Iowa, in accordance with the rules then prevailing of the American Arbitration Association by a panel of three (3) arbitrators. One of the arbitrators will be selected by a committee of at least three (3) policyholders appointed especially for such purposes by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding (or, if such a quorum is not obtainable, by the Insurance Commissioner for the state of Iowa), the second by the officers and Directors who may be entitled to indemnification, and the third by the two arbitrators selected by the parties. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in or not opposed to the best interests of this Company and, with respect to any criminal action or proceeding, had reasonable cause to believe that his/her conduct was unlawful.

No Director or officer shall be liable to this Company for any loss or damage by it on account of any action taken or omitted to be taken by him/her as a Director or officer of this Company in good faith and in a manner he/she reasonably believed to be in and not opposed to the best interests of this Company and had no reasonable cause to believe was unlawful, and a Director or officer shall be entitled to rely on advice of legal counsel for this Company if in good faith and upon financial statements of this Company represented to be correct by the President or other officer having charge of the corporate books of account or stated in a written report by a certified public accountant or upon statements made or information furnished by other officers or employees of this Company which he/she had reasonable grounds to believe were true.

Section 10.2. Controlled Subsidiaries. All officers and Directors of controlled subsidiaries of this Company shall be deemed for the purposes of this Article to be serving as such officers and Directors at the request of this Company. The right to indemnification granted to such officers and Directors by this Article shall not be subject to any limitation or restriction imposed by any provision of the Articles of Incorporation or Bylaws of a controlled subsidiary. For purposes hereof, a "controlled subsidiary" means any corporation in which at least fifty-one percent (51%) of the outstanding voting stock is owned by this Company or another controlled subsidiary of this Company.

Section 10.3. Advance Payment. Expenses, including attorneys' fees, incurred in defending a civil or criminal action, suit or proceeding, may be paid by this Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by this Company in accordance with this Article.

Section 10.4. Other Rights. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any officer, Director, employee or agent may be otherwise entitled and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 10.5. Insurance. This Company may, but shall not be required to, purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of this Company, or is or was serving at the request of this Company as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity or arising out of his/her status as such, whether or not this Company would be obligated to indemnify him/her against such liability under the provisions of this Article. Such insurance may, but need not, be for the benefit of all Directors, officers, employees and agents.

                                   ARTICLE XI
                                      Audit

Section 11.1 Audit. The books and accounts of this Company shall be audited at least annually by a certified public accountant to be selected by the Board of Directors. On the request in writing addressed to the Chairman of the Board by any seven (5) members of the Board at any time, a special audit shall be made of the affairs of this Company by a certified public accountant to be selected by such seven (5) Directors.

                                   ARTICLE XII
                              Emergency Provisions

Section 12.1. Special Bylaw Provisions During Emergencies. If, as a result of a declared, national or state emergency resulting from actual or threatened enemy action or as a result of a natural or man-made catastrophe or other unusual or emergency conditions it is impossible to convene readily a quorum of the Board of Directors Executive Committee or any other Committee of the Board, for action within their respective jurisdictions, thus making it impossible or impractical for this Company to conduct its business in strict accord with the normal provisions of law or of these Bylaws or of the Articles of Incorporation, then, and in any of said events, to provide for continuity of operations, these emergency Bylaws shall supervene and take effect if necessary over all other Bylaws for the duration of the emergency period, and all the powers and duties vested in any committee or committees or the Board of Directors so lacking a quorum shall vest automatically in the Emergency Management Committee which shall consist of all readily available members of the Board of Directors. Three
(3) members of the Emergency Management Committee shall constitute a quorum provided, however, that

If there are only two (2) available Directors, they and the first one of the following listed officials of this Company who is readily available and accepts the responsibility (even though he/she is not a Director) shall serve as the Emergency Management Committee; or, if there is only one available Director, he/she and the first two of the following listed officials of this Company who are readily available and accept the responsibility (even though not Directors) shall serve as the Emergency Management Committee:

     (a)  The President, if any, or

     (b) The Executive Vice Presidents in order of seniority based on their period of service in such office, if any, or

     (c) The Chief Officers in order of seniority based on their period of service in such office, if any, or

     (d) The Senior Vice Presidents in order of seniority based on their period of service in such office, if any, or

     (e) The administrative Vice Presidents in order of seniority based on their period of service in such office, if any, or

     (f)  The Comptroller, if any, or

     (g) The Department Managers in the order of seniority based on length of their period of service in such position, if any, or

     If there is no readily available Director, the first three (3) of those just previously listed in the above order (even though not Directors) who are readily available and accept the responsibility shall serve as the Emergency Management Committee, provided, however, that an Emergency Management Committee composed solely of officials who are not Directors shall not have the power to fill vacancies on the Board of Directors but shall as soon as circumstances permit conduct an election of Directors.

If there are no Directors, President, Executive Vice Presidents, Chief Officers, Senior Vice Presidents, Vice Presidents, Comptroller or Department Managers readily available to form an Emergency Management Committee, then the Commissioner of Insurance of the state of Iowa or the duly designated person exercising the powers of the Commissioner of Insurance of the state of Iowa shall appoint three (3) persons to act as the Emergency Management Committee who shall be empowered to act in the manner and with the powers hereinabove provided when the Emergency Management Committee is composed solely of officials who are not Directors.

If the Emergency Management Committee takes an action in good faith, such action shall be valid and binding as if taken by the Board of Directors or, as the case may be, the Committee it represents, although it may subsequently develop that at the time of such action conditions requisite for action by the Emergency Management Committee did not in fact exist.

If the Emergency Management Committee in good faith elects someone to an office which it believes to be vacant, the acts of such newly elected officer shall be valid and binding although it may subsequently develop that such office was not in fact vacant.

                                  ARTICLE XIII
                     Adoption, Amendment or Repeal of Bylaws

Section 13.1. Bylaw Amendment by Board of Directors. The Bylaws of this Company may be amended by a two-thirds (2/3) vote of the Board of Directors at any meeting of the Board of Directors in any manner not inconsistent with the insurance laws of the state of Iowa and this Company's Articles of Incorporation, subject to the power of the Members to alter or repeal any amendment made by the Board of Directors. Any particular article or section of these Bylaws may provide for amendment only upon vote of the Members. The Bylaws of this Company may also be amended, altered, or repealed in any manner not inconsistent with the insurance laws of the state of Iowa by a vote of two-thirds (2/3) of the Members voting at an annual meeting or special vote or meeting of the Members of this Company.

Section 13.2. Initiation of Bylaw Amendment by Members. An amendment to the Bylaws may be initiated by the direct action of the Members as follows:

         One percent (1%) or more of this Company's Members shall sign and file with the Secretary, not later than ninety (90) days prior to the date of the annual meeting of this Company, a copy of the proposed amendment or amendments together with a brief statement of the purpose thereof and a statement from this Company's General Counsel that the proposed amendment is acceptable under Iowa law. Such a copy of the proposed amendment and statement of purpose shall be on a form to be furnished by the Secretary and shall be signed by the Member, if a natural person, and by the president or treasurer or other authorized officer, if a corporate member, such officer having been so authorized by resolution duly adopted by the board of directors of such corporation.

Upon timely receipt of a proposed amendment to the Bylaws accompanied by the two required statements properly prepared and signed and arising by action of the Members as herein provided, the Secretary shall send or cause to be sent a copy of such proposed amendment to all Members not less than twenty (20) days prior to the date of the next annual meeting. The Board of Directors may make a recommendation to Members as to any such amendment as proposed.

RESTATED BYLAWS: The foregoing shall constitute Restated Bylaws of this Company which shall supersede and take the place of the heretofore existing Bylaws and amendments thereto.

                                  Exhibit 10 a.

                       CONSENT OF INDEPENDENT ACCOUNTANTS
(to be filed by amendment)

                                   Exhibit 13
                    Schedule of Performance Data Computation
(to be filed by amendment)

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James C. Barbre, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/ James C. Barbre
                                  James C. Barbre
                                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Robert W. Bream, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/Robert W. Bream
                                  Robert W. Bream
                                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/James L. Bryan
                                  James L. Bryan
                                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/ Loretta M. Burd
                                  Loretta M. Burd
                                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Ralph B. Canterbury, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/Ralph B. Canterbury
                                  Ralph B. Canterbury
                                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Rudolf J. Hanley, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/ Rudolf J. Hanley
                                  Rudolf J. Hanley
                                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jerald R. Hinrichs, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/ Jerald R. Hinrichs
                                  Jerald R. Hinrichs
                                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Michael B. Kitchen, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/ Michael B. Kitchen
                                  Michael B. Kitchen
                                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Brian L. McDonnell, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/ Brian L. McDonnell
                                  Brian L. McDonnell
                                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, C. Alan Peppers, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/ C. Alan Peppers
                                  C. Alan Peppers
                                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Omer K. Reed, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/ Omer K. Reed
                                  Omer K. Reed
                                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/ Neil A. Springer
                                  Neil A. Springer
                                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/ Farouk D. G. Wang
                                  Farouk D. G. Wang
                                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                  /s/ Larry T.  Wilson
                                  Larry T.  Wilson
                                  Director, CUNA Mutual Life Insurance Company